UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PETMED EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PETMED EXPRESS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2015

TO THE OWNERS OF COMMON STOCK OF PETMED EXPRESS, INC.

The 2015 Annual Meeting of Stockholders (“Annual Meeting”) of PetMed Express, Inc., a Florida corporation (the “Company”) will be held on Friday, July 24, 2015 at 1:00 p.m., Eastern Time, at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334. The purposes of the meeting are:

1.	To elect five Directors to our Board of Directors;

2.	To conduct an advisory (non-binding) vote on executive compensation;

3.	To ratify the appointment of McGladrey LLP as the independent registered public accounting firm for the Company to serve for the 2016 fiscal year;

4.	To approve the PetMed Express, Inc. 2015 Employee Equity Compensation Restricted Stock Plan;

5.	To approve the PetMed Express, Inc. 2015 Outside Director Equity Compensation Restricted Stock Plan; and

6.	To transact any other business as may properly come before the meeting.

These items are described in this Proxy Statement.

Only stockholders of record at the close of business on Friday, May 29, 2015, the record date, are entitled to notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. On May 29, 2015, there were 20,259,359 shares of common stock issued and outstanding. A list of stockholders entitled to vote will be available for examination for ten days prior to the Annual Meeting, during normal business hours, at the Company’s principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. This list will also be available to stockholders at the Annual Meeting.

We would like to extend a personal invitation for you to join us at our Annual Meeting. Your vote is important to us and to our business. We ask that you please cast your vote as soon as possible. We encourage you to sign and return your proxy card prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the Annual Meeting. If you attend, you may withdraw your proxy and vote in person. An admission card, brokerage statement, or proof of ownership of the Company’s common stock, as well as a form of personal photo identification, must be presented in order to be admitted to the Annual Meeting.

This Notice of Annual Meeting, the Proxy Statement and our Annual Report on Form 10-K for the year ended March 31, 2015 are first being distributed to stockholders on or about June 12, 2015.

By Order of the Board of Directors,

MENDERES AKDAG
Chief Executive Officer, President, Director

Pompano Beach, Florida

June 12, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 24, 2015: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended March 31, 2015, is available at: http://viewproxy.com/1800petmeds/2015

PETMED EXPRESS, INC.

1441 S.W. 29th Avenue

Pompano Beach, FL 33069

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (“Board of Directors” or “Board”) of PetMed Express, Inc. (the “Company,” “PetMed Express, Inc.,” “we,” “us,” “our”) for use at our 2015 Annual Meeting. Our Annual Meeting will be held on Friday, July 24, 2015, at 1:00 p.m., Eastern Time, at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334. If you require directions to the Annual Meeting please call (954) 979-5995, extension 8195.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

1.	The election of five directors to our Board of Directors (Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, Robert C. Schweitzer).
2.	Executive Compensation (an advisory non-binding vote).
3.	The ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the 2016 fiscal year.
4.	The approval of the PetMed Express, Inc. 2015 Employee Equity Compensation Restricted Stock Plan.
5.	The approval of the PetMed Express, Inc. 2015 Outside Director Equity Compensation Restricted Stock Plan.
6.	Such other business as may properly come before the meeting.

What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer and Alison Berges, our Corporate Secretary and General Counsel, as proxies for the 2015 Annual Meeting.

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record at the close of business on May 29, 2015, the record date, and are entitled to vote at the Annual Meeting. The Company has made this Proxy Statement and the Annual Report on Form 10-K for the year ended March 31, 2015 (“2015 Annual Report on Form 10-K”), along with either a proxy card or a voting instruction card, available to you on the Internet or, upon request, has delivered printed versions to you by mail beginning on or about June 12, 2015. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, on or about June 12, 2015, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting.

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How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote “FOR” items 1 through 5. Also, your proxy is authorized to vote on any other business that properly comes before the Annual Meeting in accordance with the recommendation of our Board of Directors.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the Annual Meeting on the Internet; and
•	instruct the Company to send future proxy materials to you electronically by email.

The Company’s proxy materials are also available on the Company’s website at: http://investor-relations.petmeds.com/petmeds-annual-reports.html. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement, 2015 Annual Report on Form 10-K, and proxy card have been sent directly to you by us. If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and 2015 Annual Report on Form 10-K or a notice for electronic access of these materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

If your shares are held in street name, through a broker, bank, or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Stockholders of record can vote as follows:

•	By Mail: If you requested printed copies of the proxy materials by mail, stockholders should sign, date, and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
•	By Telephone or Internet: Stockholders may vote by proxy over the telephone or Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Street name holders, however, may vote by telephone or Internet only if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.
•	At the Meeting: If you are a stockholder of record and attend the Annual Meeting, you may vote in person, by ballot, even if you have previously returned a proxy card. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on May 29, 2015, the record date for voting.

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Who is entitled to vote and how many votes do they have?

Holders of our common stock as of the close of business on May 29, 2015, the record date, are entitled to vote at the Annual Meeting. Each issued and outstanding share of our common stock is entitled to one vote. As of the record date, 20,259,359 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders?

Shares representing the majority of the total outstanding votes present or represented by proxy constitute a quorum. If you vote or return a proxy card, your shares will be considered part of the quorum.

What vote is required for approval of the proposals?

Assuming a quorum is established:

•	Directors will be elected by a plurality of votes cast. Only votes cast “FOR” or “AGAINST” will affect the outcome of this proposal. Therefore, the nominees who receive the greatest number of votes will be elected to serve as directors.

•	The advisory vote on executive compensation requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting and entitled to vote on the matter in order to be approved. The vote is advisory and therefore not binding on our Board; however, the Board and the Compensation Committee of the Board will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

•	Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting in person or by proxy and entitled to vote on the matter.

•	Approval of the 2015 Employee Equity Compensation Restricted Stock Plan and the 2015 Outside Director Equity Compensation Restricted Stock Plan each require the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote on the matter.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	FOR each of the nominees for director set forth on page 6;
•	FOR the approval of executive compensation set forth on page 6;
•	FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 7;
•	FOR the approval of the 2015 Employee Equity Compensation Restricted Stock Plan set forth on page 7; and
•	FOR the approval of the 2015 Outside Director Equity Compensation Restricted Stock Plan set forth on page 9.

May I change my vote after I return my proxy card?

Yes, you may change your vote at any time before your shares are voted at the Annual Meeting by:

•	Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069 that you are revoking your proxy;
•	Executing and delivering a later dated proxy card; or
•	Voting in person at the Annual Meeting.

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Who will count the votes and where can I find the voting results of the Annual Meeting?

A representative of Alliance Advisors LLC, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary and General Counsel, Alison Berges, will tabulate the votes and act as inspector of election. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election, and a Form 8-K will be filed with the SEC within 4 business days following the Annual Meeting.

How are abstentions and broker non-votes counted?

Abstentions are considered shares present at the Annual Meeting in person or by proxy, and will be counted for purposes of determining whether a quorum is present. Broker non-votes refer to PetMed Express, Inc.’s shares held in street name by a brokerage firm or nominee organization (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting. If your shares are held in street name, the broker or nominee organization in whose name your shares are held is permitted to vote your shares on matters deemed “routine” at the Annual Meeting, even if you have not provided specific direction on how your shares should be voted. Under Florida law, abstentions and broker non-votes are not treated as votes “cast” and thus have no effect on the proposals at the Annual Meeting.

Item 1 (Election of Directors), Item 2 (Advisory Vote on Executive Compensation), Item 4 (Approval of the 2015 Employee Equity Compensation Restricted Stock Plan) and Item 5 (Approval of the 2015 Outside Director Equity Compensation Restricted Stock Plan) are considered non-routine matters, and Item 3 (Ratification of the Appointment of Independent Registered Public Accounting Firm) is considered a routine matter. If the broker firm or nominee organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

How do I get an admission card to attend the Annual Meeting?

If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the Annual Meeting. If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting. If you do not receive the legal proxy in time or you want to attend the Annual Meeting but not vote in person, bring your most recent brokerage statement or proof of ownership with you to the Annual Meeting. We can use that to verify your ownership of common stock and admit you to the Annual Meeting; however you will not be able to vote your shares at the Annual Meeting without a legal proxy. Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person. You will also need to bring a photo ID to gain admission.

Who is soliciting my proxy and who pays the cost?

The Company and its Board of Directors are soliciting your proxy. Our directors, officers, and employees may solicit proxies by mail, telephone, and personal contact. They will not receive any additional compensation for these activities. The Company will also reimburse brokerage firms, banks, and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you.

When are stockholder proposals due for next year’s Annual Meeting?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) stockholders may present proper proposals for inclusion in the Company’s next year’s proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals to the Company, not less than 120 calendar days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our Annual Meeting.

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Therefore, proposals that stockholders wish to be included in next year’s proxy statement for the annual meeting of stockholders to be held in 2016 must be received at the Company’s principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069, addressed to the Corporate Secretary’s attention, no later than February 12, 2016. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies. As of the date of this Proxy Statement, we had not received notice of any stockholder proposals for the 2015 Annual Meeting described herein.

How may I communicate with the Company’s Board or the non-management Directors on the Company’s Board?

You may contact any of our directors by writing to them c/o PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by the Company that is addressed to the independent members of the Board and request copies of any such correspondence.

Can different stockholders sharing the same address receive only one Annual Report on Form 10-K and Proxy Statement?

Yes. The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering only one annual report and proxy statement to that address. This process which is commonly referred to as “householding” can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card. Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank, or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank, or other nominee.

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ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of the following nominees for director:

Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer

Our Board of Directors currently consists of five members. Each of our current directors was elected by our stockholders at the annual meeting of stockholders in 2014. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the five persons listed to stand for election for a new term. Each of the nominees listed is currently serving as a director. Each of the nominated directors has agreed to serve if elected. If elected the directors will serve until the next annual meeting of stockholders or until the director is succeeded by another director who has been elected. However, if for some reason one or more of them is unable to accept nomination, or election, proxies will be voted for the election of a nominee(s) designated by our Board of Directors. Biographical information for each nominee for director is presented below.

The Board and the Corporate Governance and Nominating Committee believe that each of the director nominees possesses important experience and skills that provide the Board with an optimal balance of leadership, competencies, qualifications, and diversity in areas that are important to the Company, and that each of the director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each director nominee is committed to employing his skills and abilities to aid the long-term interests of our stockholders. In addition, our director nominees are knowledgeable and experienced in one or more business, governmental, or academic endeavors, which further qualifies them for service as members of the Board.

ITEM 2 - ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Board of Directors unanimously recommends a vote “FOR” the approval of the executive compensation described in this Proxy Statement.

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act, which requires that we provide the Company’s stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, the Company’s Board of Directors or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At our 2014 annual meeting of stockholders, our executive compensation program was approved, on an advisory basis, by more than 93% of the votes cast. Our Compensation Committee believes that this level of approval is indicative of our stockholders’ support of our compensation philosophy and goals.

Accordingly, we ask the Company’s stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

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ITEM 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016.

The Audit Committee of our Board of Directors has appointed and approved McGladrey LLP to audit our fiscal year 2016 consolidated financial statements. McGladrey LLP (formerly Goldstein Golub Kessler LLP and McGladrey & Pullen, LLP) has served us in this capacity since March 2001. Representatives of the firm may be available at the Annual Meeting to make a statement, if they choose, and to answer any questions you may have.

ITEM 4 - APPROVAL OF THE 2015 EMPLOYEE EQUITY

COMPENSATION RESTRICTED STOCK PLAN

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2015 Employee Equity Compensation Restricted Stock Plan

The Board of Directors of the Company has adopted the PetMed Express, Inc. 2015 Employee Equity Compensation Restricted Stock Plan (the “2015 Employee Plan”), subject to the approval of the Company’s stockholders. If the stockholders approve the 2015 Employee Plan, it will become effective on July 24, 2015. If stockholders do not approve the 2015 Employee Plan, the 2015 Employee Plan will have no effect.

At the annual meeting of the Company’s stockholders held on July 28, 2006, the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan (the “2006 Employee Plan”) was approved by the stockholders. Pursuant to the 2006 Employee Plan, awards may be made until July 28, 2016. In 2012, the Company’s stockholders approved an amendment to the 2006 Employee Plan (“2006 Amended and Restated Employee Plan”) to provide for an automatic increase every year in the amount of shares available for issuance of 10% of the shares authorized under the plan. The 2015 Employee Plan would be identical to the 2006 Amended and Restated Employee Plan except for raising the amount of the maximum number of shares of Common Stock that may be awarded thereunder so that there will be a sufficient number of shares available for the duration of the plan, and seeks to allow for awards to be made until July 24, 2025. See “COMPENSATION DISCUSSION AND ANALYSIS/ Components of our Executive Compensation Program/Long-Term Incentives Compensation” for a detailed description of the 2006 Employee Plan.

The following is a summary of the material terms and provisions of the 2015 Employee Plan and the tax consequences to the Company and to those employees who receive awards of Restricted Stock (as defined herein) under the 2015 Employee Plan. This summary is qualified in its entirety by reference to the 2015 Employee Plan, a copy of which is attached to this Proxy Statement as Exhibit A. To the extent that there is a conflict between this summary and the 2015 Employee Plan, the terms of the 2015 Employee Plan will govern.

Description of the Restricted Stock Plan

Administration. The 2015 Employee Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors, each of whom is a “non-employee director” as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. The Committee shall have the sole authority to (i) award shares under the 2015 Employee Plan; (ii) consistent with the 2015 Employee Plan, determine the provisions of the shares to be awarded, the restrictions and other terms and conditions applicable to each award of shares under the 2015 Employee Plan; (iii) interpret the 2015 Employee Plan, the instruments evidencing the restrictions imposed upon stock awarded under the 2015 Employee Plan and the shares awarded under the 2015 Employee Plan; (iv) adopt, amend and rescind rules and regulations for the administration of the 2015 Employee Plan; and (v) generally administer the 2015 Employee Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants.

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Eligibility. All employees, including officers, of the Company who are, from time to time, responsible for the management, growth and protection of the business of the Company shall be eligible for awards of stock under the 2015 Employee Plan. No member of the Board of Directors of the Company shall be eligible to participate in the 2015 Employee Plan unless such director is also an employee of the Company. The employees who shall receive awards under the 2015 Employee Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be awarded to each such employee selected.

Awards. The shares that may be awarded under the 2015 Employee Plan (without payment by participants) (“Restricted Stock”) shall be the common stock, par value $.001 per share, of the Company (“Common Stock”), and shall be authorized, but un-issued, shares. The Company has initially reserved 1,200,000 shares of Common Stock for issuance upon awards to be made under the 2015 Employee Plan (subject to any adjustments as provided below). The number of shares of Common Stock available for issuance under the 2015 Employee Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2015 Employee Plan by an amount equal to ten percent (10%) of the total number of shares of Common Stock authorized under the Employee Plan.

Written Agreements. The terms and conditions of each award, including those related to the Restriction Period (as defined below), will be set forth in a written agreement executed by the Company and employee.

Transfer Restrictions.   No share awarded under the 2015 Employee Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

Restrictions and Restriction Period. In addition to such other terms, conditions and restrictions as may be imposed by the Committee and contained in the written instrument under which awards of Common Stock are made pursuant to the 2015 Employee Plan, (i) no Common Stock so awarded shall be restricted for a period (the “Restriction Period”) of less than one year or more than ten years unless otherwise specified by the Committee; and (ii) except as provided in the 2015 Employee Plan, and described below under “Accelerated Vesting; Forfeiture”, the recipient of the award shall remain in the employ of the Company during the Restriction Period or otherwise forfeit all right, title and interest in and to the Restricted Stock subject to such restrictions.

Stock Certificates; Escrow. Certificates representing the Restricted Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Accelerated Vesting; Forfeiture. Each outstanding award shall become immediately vested and unrestricted upon the occurrence of a change in control of the Company, upon the death or permanent disability, of the employee, or if the employee is terminated without cause. Shares of Restricted Stock shall be forfeited in the event the employee voluntarily resigns or is terminated for cause during the Restriction Period. If the Restricted Stock fails to vest as specified in the applicable award agreement, the shares of Restricted Stock will be canceled and forfeited by the employee. All shares of Restricted Stock that are canceled or forfeited will be available for future awards under the 2015 Employee Plan.

Voting and Dividend Rights. Prior to the vesting of any Restricted Stock awards under the 2015 Employee Plan, a participant will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of the Company’s stockholders. As a condition to the grant of the award under the 2015 Employee Plan, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant’s right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

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ITEM 5 - APPROVAL OF THE 2015 OUTSIDE DIRECTOR EQUITY

COMPENSATION RESTRICTED STOCK PLAN

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2015 Outside Director Equity Compensation Restricted Stock Plan

The Board of Directors of the Company has adopted the PetMed Express, Inc. 2015 Outside Director Equity Compensation Restricted Stock Plan (the “2015 Director Plan”), subject to the approval of the Company’s stockholders. If the stockholders approve the 2015 Director Plan, it will become effective on July 24, 2015. If stockholders do not approve the 2015 Director Plan, the 2015 Director Plan will have no effect.

At the Annual Meeting of the Company’s stockholders held on July 28, 2006, the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan (the “2006 Director Plan”) was approved by the stockholders. Pursuant to the 2006 Director Plan, awards may be made until July 28, 2016. In 2012, the Company’s stockholders approved an amendment to the 2006 Director Plan to increase from 200,000 to 400,000 the number of shares of the company’s common stock available for issuance under the plan, and to provide for an automatic increase every year in the amount of shares available for issuance to this plan of 10% of the shares authorized under the plan (“2006 Amended and Restated Director Plan”). The 2015 Director Plan would be identical to the 2006 Amended and Restated Director Plan except for raising the amount of the maximum number of shares of Common Stock that may be awarded thereunder so that there will be a sufficient number of shares available for the duration of the plan, and seeks to allow for awards to be made until July 24, 2025. See “COMPENSATION DISCUSSION AND ANALYSIS/ Components of our Executive Compensation Program/Long-Term Incentives Compensation” for a detailed description of the 2006 Director Plan.

The following is a summary of the material terms and provisions of the 2015 Director Plan and the tax consequences to the Company and to those outside directors who receive awards of Restricted Stock (as defined herein) under the 2015 Director Plan. This summary is qualified in its entirety by reference to the 2015 Director Plan, a copy of which is attached to this Proxy Statement as Exhibit B. To the extent that there is a conflict between this summary and the 2015 Director Plan, the terms of the 2015 Director Plan will govern.

Description of the Restricted Stock Director Plan

Administration. The 2015 Director Plan shall be administered by the Board. The Board shall have the sole authority to (i) award shares of Common Stock (“Restricted Stock”) under the 2015 Director Plan; (ii) interpret the 2015 Director Plan, the instruments evidencing the restrictions imposed upon shares of Common Stock with respect to which Restricted Stock awards are awarded under the 2015 Director Plan; (iii) adopt, amend and rescind rules and regulations for the administration of the Director Plan; and (iv) administer the 2015 Director Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Board shall be binding upon all participants.

Initial Grants. Each person who is an Outside Director as of July 24, 2015 will automatically be granted, as of the date on which stockholder approval of the Plan is obtained, a Restricted Stock Award of 7,500 shares of Common Stock, and the Grant Date with respect to such initial Restricted Stock Awards will be the date on which stockholder approval of the Plan is obtained.

Annual Grants. Each person who is an Outside Director (as defined herein) following an annual meeting of stockholders each year will automatically be granted a Restricted Stock ward of 7,500 shares of Common Stock (subject to change with Board approval), and the grant date with respect to each such Restricted Stock awards will be the date on which the award is granted.

Eligibility. Each “Outside Director” of the Company shall be a participant in the 2015 Director Plan. For purposes of the 2015 Director Plan, an “Outside Director” is any member of the Company’s Board who, as of the close of business on the date of the annual meeting of the Company’s stockholders, meets the definition of “Non-Employee Director” as set forth in Rule 16b-3(b)(3)(i) adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Awards. The shares that may be awarded under the 2015 Director Plan (without payment by participants) (“Restricted Stock”) shall be the common stock, par value $.001 per share, of the Company (“Common Stock”), and shall be authorized, but un-issued, shares. The Company has initially reserved 400,000 shares of Common Stock for issuance upon awards to be made under the 2015 Director Plan (subject to any adjustments as provided below). The number of shares of Common Stock available for issuance under the 2015 Director Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2015 Director Plan by an amount equal to ten percent (10%) of the total number of shares of Common Stock authorized under the 2015 Director Plan.

Written Agreements. The terms and conditions of each award, including those related to the Restriction Period, will be set forth in a written agreement executed by the Company and the Outside Director.

Transfer Restrictions. No share awarded under the 2015 Director Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

Restrictions and Restriction Period. In addition to such other terms, conditions and restrictions as may be imposed and contained in the written instrument under which awards of Common Stock are made pursuant to the 2015 Director Plan, (i) no Common Stock so awarded shall be restricted for a period (the “Restriction Period”) of less than one year or more than ten years unless otherwise specified; and (ii) except as provided in the 2015 Director Plan, and described below under “Accelerated Vesting; Forfeiture”, the recipient of the award shall serve as an Outside Director for the Company during the Restriction Period or otherwise forfeit all right, title and interest in and to the Restricted Stock subject to such restrictions.

Stock Certificates; Escrow. Certificates representing the Restricted Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Accelerated Vesting; Forfeiture. Each outstanding award shall become immediately vested and unrestricted upon the occurrence of a change in control of the Company, or upon the death or permanent disability of the participant. Shares of Restricted Stock shall be forfeited in the event that the participant ceases service as an Outside Director for any reason other than his or her death or permanent disability.

Voting and Dividend Rights. Prior to the vesting of any Restricted Stock awards under the 2015 Director Plan, a participant will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of the Company’s stockholders. As a condition to the grant of the award under the 2015 Director Plan, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant’s right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

Federal Income Tax Consequences

The following discussion of the federal tax consequences of the 2015 Employee Plan and 2015 Director Plan is based on the provisions of the Code currently in effect, current regulations, and administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and does not consider the potential impact of state or local tax laws. It is not intended to be a complete discussion of all of the United States income tax consequences of the 2015 Employee Plan and 2015 Director Plan or of all of the requirements that must be satisfied to qualify for the tax treatment described in this discussion. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual holders of stock and the tax requirements applicable to residents of countries other than the United States.

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With respect to an award, unless an participant makes an election under Section 83(b) of the Internal Revenue Code (an “83(b) election”), as described below, the participant will generally recognize ordinary compensation income in an amount equal to the fair market value of the shares subject to the grant of Restricted Stock at the time the Restricted Stock ceases to be subject to forfeiture. Dividends paid to a participant on the shares of Restricted Stock where no 83(b) election is made are treated as compensation income of the participant in the year received. The participant’s holding period for long-term capital gains purposes will not begin to run until the stock becomes unrestricted.

With respect to an award, a participant may make an 83(b) election only with the prior approval of the Board. If a participant makes an 83(b) election within the required period of thirty days after receipt of the Restricted Stock, the participant will be immediately taxed, as compensation income, on the fair market value of the Restricted Stock issued to such participant, valued on the date of grant. Any dividends received on stock subject to an 83(b) election will be treated as ordinary dividend income. Where an 83(b) election is made, a participant’s holding period for long-term capital gains purposes begins to run on receipt of the Restricted Stock. A forfeiture of Restricted Stock after an 83(b) election is made, even though the participant has included the stock as income, does not entitle the participant to a tax deductible loss if no amount was paid for the Restricted Stock by the participant.

Subject to the limitations on deductibility contained in Section 162(m) of the Code, the Company will receive a deduction for federal income tax purposes equal to the compensation income recognized by the participant receiving the Award.

DIRECTOR QUALIFICATIONS AND DIVERSITY

There are certain minimum qualifications for Board membership that Director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its Committees, and relevant experience. Also as set forth in the Corporate Governance and Nominating Committee Charter (“Charter”), “[d]iversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership.” The Charter thus provides that a commitment to diversity is a consideration in the identification and nomination of Director candidates. The Corporate Governance and Nominating Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to the Charter in the review and discussion of Board candidates when assessing the composition of the Board. On an annual basis, the Corporate Governance and Nominating Committee reviews its own performance, leads the Board in its annual review of the Board’s performance, and reviews the Board structure to determine whether there is a need for an addition to the Board. In the event that either a vacancy on the Board occurs or the Corporate Governance and Nominating Committee determines that there is a need for an addition to the Board, as part of its authority and responsibilities as specified in its Charter, the Corporate Governance and Nominating Committee seeks individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by stockholders or others.

The criteria for open Board positions, if any, includes, among others, the current composition of the Board, the range of talents, experiences, and skills that would best complement those already represented on the Board, the balance of management and independent directors, the need for financial or other specialized expertise, and a willingness and ability to devote adequate time to our Board’s duties. The assessment of candidates includes a review of the nominee’s judgment, experience, independence, possible conflicts of interest, understanding of the Company’s or other related industries, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board. The Corporate Governance and Nominating Committee then conducts appropriate inquiries into the backgrounds and qualifications of possible nominees in an effort to determine each proposed nominee’s qualifications for service on the Board. The Company ensures that its stockholders are fully apprised of the Corporate Governance and Nominating Committee’s Policy with Regard to the Consideration of Director Candidate Recommendations by our Stockholders as well as the process for the Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Directors (see p. 16). A copy of the Corporate Governance and Nominating Committee’s Charter may be found in our 2004 Proxy Statement which was filed on June 30, 2004. A copy is also available without charge upon written request to the Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069 or by contacting Investor Relations at 1-800-738-6337.

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NOMINEES FOR DIRECTORS OF PETMED EXPRESS, INC.

The biographies of each of the Directors, below, support the conclusion that these individuals are dedicated, ethical, highly regarded, and qualified to serve as Directors of the Company. They collectively possess a variety of skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business, and if elected, would constitute a balanced and multi-disciplinary Board composed of qualified individuals. The biographies each contain information regarding the person’s service as a director, business, educational, and other professional experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years or beyond if material, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a Director for the Company. The Company believes that the backgrounds and qualifications of its Directors, considered as a group, should provide diverse business and professional capabilities, along with the experience, knowledge and other abilities that will allow the Board to fulfill its responsibilities.

MENDERES AKDAG, 54, Chief Executive Officer, President, Director

Mr. Akdag has served as the Company’s Chief Executive Officer since March, 2001 and as President since August, 2005, and was appointed to the Board of Directors in November, 2002, bringing a breadth of experience in the areas of direct response marketing, operations, and finance. Mr. Akdag is also a member of the Company’s Investment Committee.

Mr. Akdag has played a vital role in the continuing development and implementation of the Company’s strategic business plan, leading the Company into its expansion into online retail sales and pursuing nationwide recognition of the Company’s brand. At the time Mr. Akdag accepted the position as Chief Executive Officer, the Company had net operating losses and an accumulated deficit. Since he joined the Company, annual sales have increased from $10.0 million to $229.4 million, and the diluted earnings per share have increased, from a $0.28 loss to $0.87 earnings.

In 2009, Mr. Akdag was an Ernst & Young® Entrepreneur of the Year Florida Winner in the retail category as well as a national finalist. Recognized globally, the award honors the most outstanding entrepreneurs who inspire others with their vision, leadership, and achievement. Mr. Akdag holds a Bachelor of Science degree in Business Administration with a major in finance from the University of Florida where he graduated with high honors.

Prior to joining PetMed Express, Mr. Akdag served as Chief Executive Officer of International Cosmetics Marketing Co. d/b/a Beverly Sassoon & Co., a publicly held (PS:SASN) direct sales company distributing skin care and nutritional products, from November 2000 until March, 2001. From May 1991 until August 2000, Mr. Akdag was employed by Lens Express, Inc., a direct sales company distributing replacement contact lenses. While there, Mr. Akdag served as Chief Financial Officer from May 1991 until August 1992, as Chief Executive Officer from August 1992 until May 1996, and as President from May 1996 until August 2000. From May 1991 until May 1996, Mr. Akdag was also a member of the Board of Directors.

Mr. Akdag also serves on the Board of Directors of Integrity Tracking LLC (Mobile Help), a privately-held company in which he is a minority investor.

Mr. Akdag’s wide-ranging expertise in strategic planning, direct response marketing, operations and finance, and his leadership capabilities, are recognized as invaluable by the Board of Directors. As a member of the Board, Mr. Akdag is able to offer our Board of Directors critical insight into Company-specific issues, and to make very significant contributions to the Board’s decision-making processes.

FRANK J. FORMICA, 71, Director, Chairman of the Corporate Governance and Nominating Committee

Mr. Formica has served as a member of our Board of Directors since August 2003, bringing considerable legal knowledge to the Board as well as a substantial familiarity and significant understanding of the rules and regulations of the SEC and the Nasdaq stock market. Mr. Formica is also the Chairman of the Corporate Governance and Nominating Committee, and a member of the Compensation and Audit Committees.

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Since 1999, Mr. Formica has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers (“NASD”), now known as the Financial Industry Regulatory Authority (“FINRA”), the self-regulatory organization responsible for the regulation of registered broker-dealers in the United States. His positions have included Vice President and Deputy General Counsel, Director of the NASD’s Corporate Financing Department and Director of the Congressional and State Liaison Department. Mr. Formica’s career began in 1969 with the NASD’s Office of General Counsel as an enforcement attorney handling broker/dealer administrative proceedings at the national level as well as drafting and interpreting NASD rules and regulations. In 1977 he was named Vice President and Deputy General Counsel responsible for the day-to-day operations of the Office including litigation, administrative proceedings before the Board of Governors and the SEC, legal advice to the Board of Governors, and drafting and adopting NASD rules, interpretations and policies.

In 1984 he was named Director of the NASD’s Corporate Financing Department which was responsible for the review of underwriting arrangements and after-market trading of public offerings of securities and the rules and regulations relating to sales practices in those offerings. The Department was also responsible for the regulation of the distribution and sale of limited partnerships and other direct participation programs. In 1990 Mr. Formica became Director of the NASD’s Congressional and State Liaison Department which represented the NASD before the United States Congress, the federal banking regulatory agencies and state legislatures and securities administrators. In that capacity he worked with the various committees of the US Congress on legislation and other matters affecting the financial markets and the regulation of those markets. He also worked with state securities administrators and the SEC on coordination of enforcement activities and other areas involving the regulation of brokers/dealers. Mr. Formica retired from the NASD in 1999.

Mr. Formica received his Juris Doctor degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a retired member of the New York State Bar. He has been a frequent speaker in programs relating to securities laws and regulations including the American Bar Association, the Practicing Law Institute, the NY Law Institute, the Securities Industry Association, the Real Estate Securities Syndication Institute, the North American Securities Administrators Association and NASD compliance conferences.

Mr. Formica’s extensive and high level experience in the corporate securities industry and as well as his education in the law and experience in government relations, enable Mr. Formica to make very significant contributions to the Board’s decision-making processes especially in matters of securities laws and regulations, and corporate governance.

GIAN M. FULGONI, 67, Director

Mr. Fulgoni has served as a member of our Board of Directors since November 2002, contributing extensive marketing and advertising knowledge to the Board. He is also a member of the Audit, Compensation, and Corporate Governance and Nominating Committees.

Mr. Fulgoni had previously been a member of our Board of Directors from August 1999 through November 2000, but left to devote his time to comScore, Inc., (at that time, ComScore Networks, Inc.), (NASDAQ:SCOR), a digital data and analytics company that he had co-founded, and now a recognized global leader in measuring the digital world. He served as Executive Chairman of comScore from 1999 to 2014 and is now Executive Chairman Emeritus.

From 1981 until 1998, Mr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (IRI), (then: NASDAQ: IRIC), a leading global supplier of retail scanner data and software services to the Consumer Packaged Goods (CPG) industry, where he grew the company’s revenues at an annual rate of 40% to more than $500 million annually and its market value to $1.5 billion. In 1996, IRI was recognized by Advertising Age magazine as the largest U.S. market research firm.

Additionally, by the time Mr. Fulgoni joined the Company’s Board, he had already been involved in the growth of other successful public companies. From 1991 until 1999, he served as a member of the board of Platinum Technology, Inc., during which time the company grew from $80 million to more than $1 billion in annual revenues and established itself as a global leader in the software services industry. In 1999, Platinum Technology was acquired by Computer Associates in an all-cash transaction valued at $4.0 billion -- at the time the largest-ever acquisition in the software industry.

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He had also served on the board of U.S. Robotics from 1991 to 1994, prior to its acquisition in 1997 by 3 Com in a transaction valued at $8 billion, and in 1999, Mr. Fulgoni served on the board of yesMail.com, a leading supplier of permission-based e-mail services. In March 2000, yesMail.com was acquired by CMGI for approximately $700 million.

Mr. Fulgoni has repeatedly been recognized for his entrepreneurial skills. In 1991 and again in 2004, he was named Illinois Entrepreneur of the Year, the only person to have twice received that honor. In 1992, Mr. Fulgoni received the Wall Street Transcript Award for outstanding contributions as CEO in enhancing the overall value of IRI to the benefit of its shareholders. In 2008, Mr. Fulgoni was inducted into the Chicago Entrepreneurship Hall of Fame and was also an Ernst & Young® Entrepreneur of the Year award winner in the services category, and was a national finalist. In 2014, the Advertising Research Foundation (ARF) conferred on him a Lifetime Achievement Award for outstanding contributions to the ARF board and support of the ARF community.

Educated in the United Kingdom, Mr. Fulgoni holds a Masters degree in Marketing from the University of Lancaster and a Bachelor of Science degree in Physics from the University of Manchester. In 2012, he was awarded an Honorary Fellowship by the University of Glamorgan in Wales in recognition of his entrepreneurial skills and achievements in market research. Mr. Fulgoni is the co-holder of a U.S. patent governing comScore’s data collection technology.

In addition to serving on the Company’s Board, Mr. Fulgoni also currently serves on the Board of Directors of comScore, Inc.; InXpo, a leading supplier of technology for hosting virtual events; Prophet, a brand and marketing consulting company; Dynamic Signal, an emerging Internet marketing services company; CBR, a leader in cord blood banking; the North American Foundation for the University of Manchester (NAFUM); the Senior Advisory Board for the Journal of Advertising Research; and the Advisory Board for the Lancaster University Business Management School.

Mr. Fulgoni’s extensive and high level experience in strategic and marketing industry trends allows him to bring an informed perspective and thoughtful insights and guidance to strategic and marketing industry issues. This, as well as his executive and board involvement with other businesses and organizations, enables Mr. Fulgoni to make very significant contributions to the Board’s decision-making processes especially in evaluating competitive marketing opportunities for the Company.

RONALD J. KORN, 75, Director, Chairman of the Audit Committee

Mr. Korn has served as a member of our Board of Directors since November 2002, contributing extensive knowledge from an audit and accounting perspective, based on his considerable experience with large financial institutions and public companies. Mr. Korn is also the Chairman of the Audit Committee, and is considered to be an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Mr. Korn is also a member of the Compensation, Corporate Governance and Nominating, and Investment Committees.

Since 1991, Mr. Korn has been the President of Ronald Korn Consulting, a business consulting firm that provides business and marketing services to a limited number of clients.  From 1961 to 1991, he was a partner and employee of KPMG, LLP, an international accounting firm, where his client responsibilities included a number of large financial institutions and various public corporations. In addition to serving on the Company’s Board, Mr. Korn has served as a Director and Chairman of the Audit Committee of Ocwen Financial Corporation (NYSE:OCN)  since July 2003, and as a Director and Chairman of the Audit Committee of comScore, Inc., formerly ComScore Networks, Inc., (NASDAQ:SCOR) since November, 2005. Mr. Korn previously served as a Director and Chairman of the Audit Committee of a number of public companies and a privately held financial institution.

Mr. Korn currently holds inactive licenses as a Certified Public Accountant in New York, Michigan, and Florida. Mr. Korn also holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School. Mr. Korn’s extensive and high level experience in the financial services industry as well as his executive and board involvement with numerous other businesses and organizations enables Mr. Korn to make very significant contributions to the Board’s decision-making processes especially in financial matters. The depth and breadth of Mr. Korn’s experience and skills are also evident by the fact that he qualifies as an audit committee financial expert, serves as Chairman of our Audit Committee and is a member of our Compensation and Investment Committees.

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ROBERT C. SCHWEITZER, 69, Director, Chairman of the Board, Chairman of the Compensation Committee

Mr. Schweitzer has served as a member of our Board of Directors since November 2002 and as Chairman of the Board since July 2006, contributing knowledge from a financial and banking perspective. He is also the Chairman of the Compensation Committee and a member of the Audit, Corporate Governance and Nominating, and Investment Committees.

Mr. Schweitzer was formerly the President of Shay Investment Services, Inc., a holding company consisting of a bank, an investment management company, and a broker-dealer serving the investment needs of institutional clients.  He served in that capacity from 2007 to 2012.

From October 2005 until August, 2007, Mr. Schweitzer was the Florida Regional President for Northwest Savings Bank (following the sale of Equinox Bank where he was President and Chief Executive Officer, to Northwest Savings). From June 2004 to March 2005 he was a consultant to Equinox Bank (formerly Horizon Bank), and became President and Chief Executive Officer of Equinox Bank in March 2005. Mr. Schweitzer was the Regional President of Union Planters Bank for Broward and Palm Beach County Florida markets from April 1999 to December 2002.

Prior to joining Union Planters, Mr. Schweitzer served as the Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank in Jacksonville, Florida from 1993 to 1999.  Other positions held include Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C.; Senior Vice President and Manager of Central North America Real Estate for the First National Bank of Chicago, and Manager of Domestic Credit Process Review; and Senior Vice President and Manager of Central North American Banking for Wachovia Bank.

In addition to sitting on and serving as Chairman of the Company’s Board, Mr. Schweitzer is the Chairman of the Board and of the Compensation Committee of RiceBran Technologies (RIBT), and also sits on their Audit Committee. In addition, he is a member of the Board of OmniComm Systems, Inc. (OMCM), as well as a member of their Audit, Compensation, and Governance and Nominating Committees. He also currently serves as a certified Florida Supreme Court Circuit Civil Mediator.

Mr. Schweitzer holds a Masters of Business Administration degree from the University of North Carolina, and a Bachelor of Science degree from the United States Naval Academy. Mr. Schweitzer served in the United States Navy in the Submarine Force and Navy Reserve for 30 years, and retired with a rank of Captain.

Mr. Schweitzer’s extensive and high level experience in the financial services and investment industries as well as his executive and board involvement with numerous other businesses and organizations enables Mr. Schweitzer to make very significant contributions to the Board’s decision-making processes, especially in financial matters related to investment strategies.

EXECUTIVE OFFICER

BRUCE S. ROSENBLOOM, 46, Chief Financial Officer and Treasurer

Mr. Rosenbloom has served as the Company’s Chief Financial Officer and Treasurer since May 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom’s duties included all internal and external reporting including all SEC filings and Annual Reports to Shareholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms. Mr. Rosenbloom, a certified public accountant, holds a Bachelor of Science degree in Accounting from Florida Atlantic University and a Bachelor of Arts degree in Economics from the University of Texas at Austin.

There are no family relationships between any of the Officers and Directors.

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CORPORATE GOVERNANCE

The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors which is the Company’s ultimate decision-making body except with respect to those matters reserved to our stockholders. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board of Directors also oversees our strategic and business planning processes.

Policy with Regard to the Consideration of Director Candidate Recommendations by our Stockholders

The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our most recent Annual Meeting, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate.

Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director

Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, stockholders, executives, or director search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, the Corporate Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent directors, the need for financial or other specialized expertise, and willingness and ability to devote adequate time to our Board’s duties.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2015, there were four regular and five special meetings of our Board of Directors. Each director attended all of the meetings of the Board, and meetings held by committees on which he served, with the exception of Mr. Schweitzer, who missed one Audit Committee meeting and one Special Board meeting due to a last-minute conflict, and Mr. Akdag, who missed one Board meeting due to a family emergency. Members of the Board are expected to attend board meetings, board committee meetings, and annual meetings of our stockholders. A director who is unable to attend our Annual Meeting is expected to notify the Board in advance of the meeting. Mr. Akdag gave notice in advance that unfortunately he would not be able to attend the Annual Meeting in 2014 due to the same family emergency already mentioned.

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Independent Directors and Meetings of our Independent Directors

Our Board of Directors has determined that each of the following members of the Board of Directors is independent under the rules of Nasdaq governing the independence of directors: Robert C. Schweitzer, Ronald J. Korn, Gian M. Fulgoni and Frank J. Formica. Our independent directors meet in sessions without management of our Company present. In fiscal 2015, our independent directors held eight executive sessions without management of our Company present.

Committees of the Board of Directors

Our Board of Directors maintains an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. All members of the committees are considered independent directors under the rules of Nasdaq governing the independence of directors. The following table shows the present members of each committee, the number of committee meetings held during fiscal (“FY”) 2015, and the primary functions performed by each committee:

Committee	Functions

Audit Number of Meetings during FY 2015: 8 Members: Ronald J. Korn*, Financial Expert (1) Robert C. Schweitzer Gian M. Fulgoni Frank J. Formica

• Oversees the Company’s systems of internal controls regarding finance, accounting and legal compliance

• Oversees the Company’s auditing, accounting and financial reporting processes generally

• Oversees the Company’s financial statements and other financial information provided by the Company to its stockholders, the public and others

• Oversees the Company’s compliance with legal and regulatory requirements

• Oversees the performance of the Company’s independent auditors

• Conducts an annual performance evaluation of the Committee

Compensation Number of Meetings during FY 2015: 2 Members: Robert C. Schweitzer* Ronald J. Korn Gian M. Fulgoni Frank J. Formica

• Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs

• Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO

• Recommends, subject to Board approval, salaries and other compensation matters for executive officers

• Approves annual incentive plans for the Company’s officers and employees, recommends grants of restricted stock and stock options to directors, officers and employees and supervises administration of employee benefit plans

• Oversees, in consultation with management, regulatory compliance with respect to compensation matters

• Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer

• Recommends, subject to the approval of the Board of Directors, compensation for directors

• Conducts an annual performance evaluation of the Committee

Corporate Governance and Nominating Number of Meetings during FY 2015: 1 Members: Frank J. Formica* Gian M. Fulgoni Robert C. Schweitzer Ronald J. Korn

• Recommends the slate of director nominees for election to Board of Directors

• Identifies and recommends candidates to fill vacancies occurring between annual stockholders meetings

• Develops and recommends to the Board of Directors corporate governance principles

• Leads annual review of performance of Board of Directors

* Chairman

(1) The Board considers Mr. Korn to be an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An “audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

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Investment Committee

In addition to the above standing committees, in 2005 the Board of Directors determined that it was advisable and in the best interest of the Company to form an Investment Committee, with the primary purpose of such committee to establish policies and guidelines for the investment of excess cash held by or available to the Company and to revise or update such policies and guidelines whenever, in the judgment of the Investment Committee, it is appropriate to do so. The Investment Committee is comprised of Menderes Akdag, Robert C. Schweitzer, and Ronald J. Korn. Mr. Akdag and Bruce S. Rosenbloom, the Company’s Chief Financial Officer, are authorized to take any and all action that is necessary to implement any recommendation of the Investment Committee as approved by the Board of Directors. Although there were no formal meetings of the Investment Committee during fiscal 2015, investment strategies were discussed during meetings of the Audit Committee and Board of Directors.

Corporate Code of Business Conduct and Ethics

The Company has in place a Corporate Code of Business Conduct and Ethics, which is applicable to all directors, officers, and employees, including our principal executive officer and principal financial and accounting officer. On a yearly basis, a reminder memo is sent concerning the necessity for compliance with the provisions. Our Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote:

•	honest and ethical conduct;
•	full, fair, accurate, timely, and understandable disclosure in regulatory filings and public statements;
•	compliance with applicable laws, rules, and regulations;
•	the prompt reporting of violation of the code; and
•	accountability for adherence to the Code of Business Conduct and Ethics.

Our Corporate Code of Business Conduct and Ethics is filed with the Securities and Exchange Commission as Exhibit 14 to our Annual Report on Form 10-K for the year ended March 31, 2015 and may be found in our 2004 Proxy Statement which was filed on June 30, 2004. A copy of our Corporate Code of Business Conduct and Ethics is available without charge, upon written request to the Corporate Secretary and General Counsel at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069, or by contacting Investor Relations at 1-800-738-6337.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the offices of the Chairman of the Board and Chief Executive Officer will allow the Chief Executive Officer to better focus on his responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our business while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Robert C. Schweitzer serves as Chairman of the Board of Directors and is considered an independent director, and Menderes Akdag serves as our Chief Executive Officer.

Our Board of Directors, in conjunction with management, has responsibility for the oversight of risk management. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. The Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces.  While the Board of Directors is ultimately responsible for oversight of the Company’s risk management practices, the Audit, Compensation, Corporate Governance and Nominating, and Investment Committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities in certain areas of risk.

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In particular, the Audit Committee focuses on financial risk, including but not limited to internal controls, and the committee receives, reviews, and discusses regular reports from management and external auditors concerning risk assessment. Our Compensation Committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, and structure, succession planning for our directors and executive officers, and corporate governance. Finally, our Investment Committee focuses on the management and risks of our financial investments.

Stockholder Communications with the Board

The Company provides an informal process for stockholders to send communications to our Board of Directors. Stockholders who wish to communicate directly with our Board of Directors, or specified individual directors, may do so in writing to the Board of Directors or individual director in c/o Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to the Chairman of the Corporate Governance and Nominating Committee.

THE REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, (“Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. McGladrey LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal compliance programs.

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The Audit Committee has reviewed and discussed the Company’s consolidated financial statements with management and the independent registered public accounting firm, management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

McGladrey LLP, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with McGladrey LLP the firm’s independence. Following the Audit Committee’s discussions with management and McGladrey LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

Audit Committee

RONALD J. KORN, Chairman
ROBERT C. SCHWEITZER
GIAN M. FULGONI
FRANK J. FORMICA

PRINCIPAL ACCOUNTANT FEES AND SERVICES

McGladrey LLP had billed the Company for audit and other fees during fiscal 2015 and 2014. The following table sets forth the fees billed to us by McGladrey LLP as of and for the fiscal years ended March 31, 2015 and March 31, 2014:

	For the Year Ended March 31,

	2015	2014

Audit fees	$297,460	$292,030
Other fees (tax-related)	28,000	28,000

Total accountant fees and services	$325,460	$320,030

Audit fees billed by McGladrey LLP are related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2015 and March 31, 2014. Audit fees also included the review of our Annual Report on Form 10-K, and the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2013 and 2014. Other tax-related fees, which did not include Financial Information System Design and Implementation fees, were also provided by McGladrey LLP during fiscal 2015 and 2014.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

The Audit Committee shall:

•	Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm.
•	Select, evaluate, and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for shareholder approval. The Audit Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm.

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•	The following sets forth what the Audit Committee shall do in order to fulfill its responsibilities and duties with respect to the independent registered public accounting firm: be directly responsible for the appointment, compensation approval and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing its audit report or related work.
•	Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent registered public accounting firm, (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and (iii) in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Exchange Act with respect to non-audit services.
•	Review the performance of the Company’s independent registered public accounting firm on at least an annual basis.
•	On an annual basis, review and discuss with the independent registered public accounting firm all relationships the independent registered public accounting firm has with the Company in order to evaluate the independent registered public accounting firm’s continued independence. The Committee: (i) shall ensure that the independent registered public accounting firm submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent registered public accounting firm; (ii) shall discuss with the independent registered public accounting firm any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm; and (iii) shall satisfy itself as to the independent registered public accounting firm’s independence.
•	At least annually, obtain and review an annual report from the independent registered public accounting firm describing: (i) the independent registered public accounting firm’s internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues.
•	Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company’s independent registered public accounting firm, has not performed audit services for the Company for each of the five previous fiscal years.
•	Review all reports required to be submitted by the independent registered public accounting firm to the Committee under Section 10A of the Exchange Act.
•	Review, based upon the recommendation of the independent registered public accounting firm and management, the scope and plan of the work to be done by the independent registered public accounting firm for each fiscal year.

Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of McGladrey LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. As required by Section 10A of the Exchange Act, our Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm, and the fees paid for such services.

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BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of May 29, 2015, by (1) each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding common stock, (2) each of our executive officers and directors, and (3) all executive officers and directors as a group.  In general, “beneficial ownership” includes those shares a person has the power to vote or transfer, and options to acquire our common stock that are exercisable currently or become exercisable within 60 days.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by these owners, have sole investment, dispositive, and voting power with respect to these shares, except as otherwise provided or by community property laws where applicable.  Unless otherwise indicated below, the address for each person is 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Name and Address of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Shares Outstanding
Menderes Akdag	517,930(1)	2.6%
Gian M. Fulgoni	88,400(2)	*
Robert C. Schweitzer	80,834(3)	*
Ronald J. Korn	74,333(4)	*
Frank J. Formica	46,000(5)	*
Bruce S. Rosenbloom	43,517(6)	*
All executive officers and directors as a group (six persons)	851,014(7)	4.2%
Principal Stockholders
BlackRock, Inc.	1,829,860(8)	9.0%
Renaissance Technologies	1,685,032(9)	8.3%

*      Less than 1% of the issued and outstanding shares.

(1)	Mr. Akdag’s holdings include 36,000 restricted shares under the 2006 Employee Restricted Stock Plan, which are subject to forfeiture before March 16, 2016, in the event of termination of employment.
(2)	Mr. Fulgoni’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2015, 5,000 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2015 and 2016, and 7,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 25, 2015, 2016, and 2017, in the event of cessation of service as a director.
(3)	Mr. Schweitzer’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2015, 5,000 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2015 and 2016, and 7,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 25, 2015, 2016, and 2017, in the event of cessation of service as a director.
(4)	Mr. Korn’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2015, 5,000 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2015 and 2016, and 7,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 25, 2015, 2016, and 2017, in the event of cessation of service as a director.
(5)	Mr. Formica’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2015, 5,000 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2015 and 2016, and 7,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 25, 2015, 2016, and 2017, in the event of cessation of service as a director.

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(6)	Mr. Rosenbloom’s holdings include 3,334 restricted shares under the 2006 Employee Equity Restricted Stock Plan, which are subject to forfeiture before July 27, 2015, 6,667 restricted shares under the 2006 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2015, and 2016, and 10,000 restricted shares under the 2006 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 25, 2015, 2016, and 2017, in the event of termination of employment.
(7)	Incorporates (1) through (6) above.
(8)	The information about BlackRock, Inc. (“BlackRock”) was derived from the Schedule 13G filed by BlackRock on January 12, 2015. The address for BlackRock is 40 East 52nd Street, New York, NY 10022.
(9)	The information about Renaissance Technologies LLC (“Renaissance”) was derived from the Schedule 13G filed by Renaissance on February 12, 2015. The address for Renaissance is 800 Third Avenue, New York, NY 10022.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and persons who beneficially own 10% or more of our stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Exchange Act through the fiscal year ended March 31, 2015, the Company is not aware of any person who failed to file on a timely basis, as disclosed in the aforementioned forms and reports required by Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2015.

THE REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee of our Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

        The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company’s compensation programs, to review the compensation of executive officers and directors, to prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission, and generally to provide assistance to the Board of Directors on compensation matters.  The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

ROBERT C. SCHWEITZER, Chairman RONALD J. KORN GIAN M. FULGONI FRANK J. FORMICA

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COMPENSATION DISCUSSION AND ANALYSIS

 Overview

The Compensation Committee of our Board of Directors, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation Committee is to oversee the administration of the Company’s compensation and benefit plans and policies, to review the compensation of the executive officer(s) and directors, to administer our stock plans, to prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission, and generally to provide assistance to the Board of Directors on compensation matters.

The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Our named executive officers for the year ended March 31, 2015 were Menderes Akdag, Chief Executive Officer and President (“CEO”), and Bruce S. Rosenbloom, Chief Financial Officer (“CFO”). This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Compensation Philosophy

The objective of our compensation programs, as it has been in prior years, is to attract and retain top talent. Our compensation plans are designed to motivate and reward employees for achievement of positive corporate results and also to promote and enforce accountability. In determining the compensation arrangement of our executives, we are guided by the following key principles:

•	Attract and Retain Top Talent. Our compensation arrangements should be sufficient to allow us to attract, retain, and motivate executives with the necessary skills and talent to successfully manage our business. In order to attract, retain, and motivate such executives, we seek to compensate our executives at levels that are consistent with or more attractive than other available opportunities in the respective executive’s marketplace.
•	Promote Corporate Performance Accountability. So that executive compensation is aligned with our business objectives and corporate performance, compensation is tied, in part, to financial performance of our business so that executives are held accountable through their compensation for contributions to our performance as a whole through the performance of the tasks for which they are responsible.
•	Promote Individual Performance Accountability. So that executive officers who contribute to our operating and financial performance are rewarded and motivated, compensation is tied, in part, to the individual executive’s performance to encourage and reflect individual contributions to corporate performance. Individual performance, as well as performance of the business, and responsibility areas that an individual oversees, are factors in assessing a particular individual’s performance.

•	Align Stockholder Interests. Compensation should be tied, in part, to our financial performance through the grant of long-term incentives under our stock plans, which help to align our executives’ interests with those of our stockholders.

The Compensation Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation.

The Compensation Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our CEO, in advance of the expiration of his three-year employment agreement. The Compensation Committee reviews and recommends to the full Board of Directors on an annual basis, the long-term incentives to be awarded to other executive officers and key employees. As part of this process, the Compensation Committee reviews benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

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While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, the Compensation Committee generally believes that gathering this information is an important part of our compensation-related decision-making process.  At the request of the Compensation Committee, a compensation benchmarking analysis had been conducted to assist in the determination of appropriate executive compensation for fiscal 2007 and fiscal 2008, and was updated in fiscal 2010 and again in fiscal 2013.  Two groups of peer companies were researched in fiscal 2013: comparable companies located in South Florida and other Catalog/Direct Mail Retailers (based on the nature of the Company’s business).

Below is a list of each group:

•	South Florida Companies: National Beverage Corp., Geo Group Inc., Perry Ellis International Inc., Bluegreen Corp., Eclipsys Corp., Beasley Broadcast Group Inc., Terremark Worldwide, Tradestation Group, and Home Diagnostics.
•	Catalog/Direct Mail Retailers: Drugstore.com Inc., 1-800-Flowers.com Inc., Blue Nile, Inc., Overstock.com Inc., and Nutrisystem.

The information gathered about the peer companies was as follows: market capitalization, annual revenue, and annual earnings per share.  The specific mix of elements of compensation that were benchmarked included: annual salary, bonuses, and stock based compensation (which included both stock options and restricted stock).  Averages of each of the above categories were calculated.  Our Company’s data was then compared to the averages of the comparable companies’ data.  Based on the results of the above 2007 benchmarking study the CEO’s salary, pursuant to entering into a three-year employment agreement, was increased in March 2007 from $250,000 to $450,000, and the CFO’s salary was increased in June 2007 from $147,940 to $200,200.  An average ratio, which was approximately 60% of the peer group average, was determined by the Board based on the collected data and that ratio was applied to determine a guideline for executive compensation for both the CEO and the CFO.  Based on the results of the above 2010 benchmarking study the CEO’s salary was increased in March 2010 from $450,000 to $550,000 for each year under his three-year employment agreement, which expired in March 2013. The Company entered into another three-year employment agreement with the CEO effective March 16, 2013.  The CEO’s salary remained at $550,000 for each year under the March 16, 2013 three-year agreement.

While it has not yet done so, in the future the Compensation Committee may retain the services of third-party executive compensation specialists from time to time, as it sees fit, in connection with the establishment of cash and equity compensation and related policies.

The CEO evaluates the performance of the other executive officer and key employees on an annual basis and makes recommendations to the Compensation Committee with respect to grants pursuant to the Company’s Employee Equity Compensation Restricted Stock Plan.

Application of our Philosophy

Our executive compensation program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to our business. Specifically, we have created an executive compensation package that we believe balances a short-term component (annual cash compensation), specifically, base salary, and a long-term component, specifically, restricted stock.

We believe that these components are appropriate to provide incentives to our senior management and reward them for achieving the following goals:

•	develop a culture that embodies a passion for our company, creative contribution, and a drive to achieve established goals and objectives;
•	provide leadership to the company in such a way as to maximize the results of our business operations;
•	lead us by demonstrating forward thinking in the operation, development, and expansion of our company;
•	effectively manage organizational resources to derive the greatest value possible from each dollar invested; and
•	take strategic advantage of the market opportunity to expand and grow our business.

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Our executive compensation structure aims not only to compensate top talent at levels that our Board of Directors believes are consistent with or more attractive than other opportunities in an executive’s marketplace, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short- and long-term performance results and relative to the value we deliver to our stockholders. We seek to maintain a performance-oriented culture with a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved. Overall, our approach is designed to relate the compensation of our executive officers to: the achievement of short- and long-term goals and objectives; their willingness to challenge and improve existing policies and structures; and their capability to take advantage of unique opportunities and overcome difficult challenges within our business.

Components of our Executive Compensation Program

Annual Cash Compensation - Base Salary

The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market.  Executives’ salary increases do not follow a preset schedule or formula; however, the following is considered when determining appropriate salary levels and increases: the individual’s current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance.  The Compensation Committee exercises discretion in making salary decisions taking into account, among other things, each individual’s performance and the Company’s overall performance. With regard to individual performance of executive officers other than the CEO, the Compensation Committee relies to a large extent on the CEO’s evaluations of each individual executive officer’s performance.

Long-Term Incentive Compensation

Long-Term Incentives. Prior to July, 2006, our long-term incentives were primarily in the form of stock option awards. The purpose of stock options was to provide equity compensation whose value was directly related to the creation of share-owner value.  Grant levels were determined based on individual performance and potential, history of past grants, time in current job, and level of, or significant changes in, responsibility. Stock options provided a vehicle to increase equity ownership and share in the appreciation of the value of Company stock. Stock option grants were made pursuant to our 1998 Stock Plan.  The 1998 Stock Plan expired on July 31, 2008, and as of March 31, 2011, all outstanding options had been exercised.

At the Annual Meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan were approved by the stockholders.  See “Director Compensation” for a detailed description of the Employee Plan and Director Plan.

The purpose of the Employee Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company.  The Company expects that it will benefit from the added commitment that such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company’s common stock.  All full-time employees are eligible to receive awards under the Employee Plan, which consist of grants of Restricted Stock. Awards may be made under the Employee Plan until July 28, 2016.  The Company believes that the Employee Plan accomplishes its stated purpose, which is why the Company is seeking shareholder approval to adopt the 2015 Employee Equity Compensation Restricted Stock Plan.

The purpose of the Director Plan is to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who are not employees or affiliates of the Company or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of Company’s common stock, thereby increasing their proprietary interest in the Company and their identification with the interests of the Company’s stockholders.  Awards may be made under the Director Plan until July 28, 2016.  The Company believes that the Director Plan accomplishes its stated purpose, which is why the Company is seeking shareholder approval to adopt the 2015 Outside Director Compensation Restricted Stock Plan.

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Perquisites and Other Compensation Benefits.  Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, which are also generally available to employees, including medical, dental, and 401(k) matching contributions.  In general, we do not view perquisites as a significant component of our executive compensation structure; however, the Compensation Committee in its discretion may revise, amend, or add to officer(s)’ executive benefits.

EXECUTIVE COMPENSATION

On an annual basis, a forecast (budget) is presented to the Board of Directors, and this annual forecast is discussed and must be approved by the Board.  The annual forecast serves as a baseline for the Company’s performance goals, including those of the executive officers.

The CEO’s annual compensation package is comprised of salary and stock based compensation determined by the Compensation Committee of the Board of Directors.  When the CEO’s then existing contract that was expiring in 2007, was due for renewal, the Compensation Committee conducted the previously discussed review of benchmarking data, which included comparable performing companies, and developed a contract renewal that was both fair to our Company and that would recognize our CEO’s significant contribution to the success of our Company.  The same process was followed for the renewal of the CEO’s contract in March, 2010, based on the review of an updated benchmarking analysis, which again included comparable performing companies.  The Compensation Committee also reviewed the compensation portions of the CEO’s initial contract, and then-existing contract entered into in 2007 and the Company’s performance during the CEO’s tenure.

During the term of the CEO’s then-existing contract, the Company’s sales increased 18%, 16%, and 17% in fiscal 2007, 2008, and 2009, respectively, and earnings per share increased 20%, 39%, and 19% in fiscal 2007, 2008, and 2009, respectively.  Thus, it was determined that these financial results exceeded the Compensation Committee’s overall expectations.  Based on the results of the above benchmarking study the CEO’s salary was increased in March 2010 from $450,000 to $550,000 for each year under his three-year employment agreement, which expired in March 2013.

The same process was then followed again for the CEO’s contract in March, 2013.  During the term of the CEO’s then-existing contract, the Company’s sales decreased 3% in fiscal 2011, increased 3% in fiscal 2012, and decreased 4% in fiscal 2013, and earnings per share decreased 19% in fiscal 2011, increased 13% in fiscal 2012, and increased 6% in fiscal 2013.  Based on the results of the above benchmarking study as well as the performance of the Company, the CEO’s salary in March 2013 remained at $550,000 for each year under his three-year employment agreement, expiring in March 2016.

The CFO’s annual compensation package is comprised of salary, bonus (if awarded in a particular fiscal year), and stock based compensation.  The package is determined preliminarily by the Company’s CEO, and as of June 2007 the CFO’s annual compensation package was increased to make it comparable to the packages as benchmarked (discussed previously).  Currently on an annual basis, the CEO together with the CFO determines performance-based goals for the CFO at the beginning of the fiscal year.  For fiscal 2014, the CFO’s goals, on a percentage basis, included:  Net Revenue (20%), Operating Profit (15%), Pet Supplies Revenue (15%), and the Net Promoter Score (15%), with all four - “the higher the better,” and General and Administrative Expenses as a Percentage of Sales (20%) –”the lower the better.”  An additional goal was the completion of the Relocation Project Summary (15%). The goals of Net Revenue, Operating Profit, General and Administrative Expenses and Pet Supplies Revenue are Company-wide goals and the criteria are based annually on the Board-approved forecast (budget). The Relocation Project Summary goal and the Net Promoter Score (measures customer satisfaction) are also Company-wide goals.

The evaluation method used measures performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount.  For example a rating of a 3 is meeting the predetermined goal.  With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2015, the below chart reflects his fiscal 2014 goals, which were the basis for the fiscal 2015 compensation, and the weight placed and rating received on each goal. The total represents the weight multiplied by the rating.  The CFO’s overall total rating was 2.02.

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Goal	Budget	Actual	Weight	Rating	Total
Net Revenue (in millions)	$242.0	$233.4	20%	1.28	0.26
Operating Profit (in millions)	$27.7	$28.2	15%	3.33	0.50
General & Administrative Expenses as a percentage of sales	9.00%	9.15%	20%	2.25	0.45
Pet Supplies Project Goal	-	-	15%	1.00	0.15
Relocation Summary Project Goal	-	-	15%	3.13	0.47
Net Promoter Score	78.0	76.3%	15%	1.30	0.19
Total					2.02

With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2015, a total rating of 1 earned no raise; a total rating of 2 earned a 2.0% raise; a total rating of 3 earned a 4.0% raise; a total rating of 4 earned a 7.0% raise; and a total rating of 5 earned a 10.0% raise.  Based on the above-indicated total of 2.02, the CFO earned a 2.0% raise in annual salary for the fiscal year ended March 31, 2015.

Stock based compensation is also determined based on the above performance criteria.  With respect to the CFO’s annual stock based compensation for the fiscal year ended March 31, 2015, he was awarded 10,000 restricted shares of stock in July 2014, based on the above total rating of a 2.02.  A predetermined scale was set in advance and any rating greater than 3.0 earned up to a 10% increase, and any rating less than 3.0 earned no increase.

The CFO’s compensation for fiscal year 2016 will be based on the following fiscal 2015 goals, on a percentage basis:  Net Revenue (20%), Operating Profit (20%), and Net Promoter Score Goal (20%) with all three - “the higher the better,” and General and Administrative Expenses as a Percentage of Sales (20%) –”the lower the better.”  An additional goal was the completion of a Special Project (20%).  The goals of Net Revenue, Operating Profit, and General and Administrative Expenses are Company-wide goals and the criteria are based annually on the board-approved forecast (budget).  The Special Project Goal and the Net Promoter Score (measures customer satisfaction) are also Company-wide goals.

Similar to fiscal 2014, the method used provides planned objectives that can be determined quantitatively on a scale of 1 to 5, apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount.  For example a rating of a 3 is meeting the predetermined goal.  With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2015, a total rating of 1 earned no raise; a total rating of 2 earned a 2.0% raise; a total rating of 3 earned a 4.0% raise; a total rating of 4 earned a 7.0% raise; and a total rating of 5 earned a 10.0% raise.

 In previous fiscal years, an annual bonus was based on a Company-wide goal determined by management based on the Company’s reorder goal.  A minimum bonus was determined and the bonus pool would increase depending on exceeding the goal.  This bonus pool was then distributed to all employees, except for the CEO.  The distribution amount was based on position and time of service.  In fiscal 2015, the Company’s CFO earned a bonus of $450.

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s CEO, and CFO (“Named Executive Officers”) for the fiscal years ended March 31, 2015, 2014, and 2013.

FISCAL 2015 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	All Other Compensation ($) (i)	Total ($) (j)

Menderes Akdag,	2015	$550,000	$-	$-	$-	$222,071	$772,071
Chief Executive Officer	2014	550,000	-	-	-	186,677	736,677
and President	2013	550,000	-	1,545,480	-	232,255	2,327,735

Bruce S. Rosenbloom,	2015	273,640	450	140,400	-	79,747	494,237
Chief Financial Officer	2014	267,920	500	167,500	-	84,677	520,597
	2013	262,080	500	97,000	-	61,762	421,342

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The amounts reported in the Bonus column (column (d)) reflect the annual bonus paid out in the years provided.  The annual bonus is based on a Company-wide goal determined by management, the bonus details are described above.

The amounts reported in the Stock Awards column (column (e)) reflect the grant date fair value, associated with each Named Executive Officer’s restricted stock award under the 2006 Employee Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).  For the fiscal year ending March 31, 2013, Mr. Akdag was granted 108,000 restricted shares of stock on March 16, 2013.  No restricted stock awards were granted to Mr. Akdag in fiscal 2015 or fiscal 2014.  For the fiscal years ended March 31, 2015, 2014, and 2013, Mr. Rosenbloom was granted 10,000 restricted shares of stock on July 25, 2014, July 26, 2013, and on July 27, 2012.

The amounts reported in the Option Awards column (column (f)) reflect the grant date fair value, associated with each Named Executive Officer’s award calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).  No stock option awards have been issued since 2005.

The amounts reported for the fiscal year ended March 31, 2015, in the All Other Compensation column (column (i)) reflect, for each Named Executive Officer, the sum of (i) amounts paid by the Company for withholding taxes related to restricted stock issuances, $188,880 for Mr. Akdag and $46,556 for Mr. Rosenbloom, (ii) the dollar value of healthcare costs paid by the Company, $22,791 for both Mr. Akdag and Mr. Rosenbloom, and (iii) amounts contributed by the Company to the Company’s 401(k) Plan, $10,400 for both Mr. Akdag and Mr. Rosenbloom.  Amounts paid by the Company for withholding taxes related to restricted stock issuances and contributions paid to the Company’s 401(k) Plan are calculated on the same basis for all participants in the plan, including the Named Executive Officers.  The Company cautions that the amounts reported in the Fiscal 2015 Summary Compensation Table for these stock-based awards reflect the grant date fair value and may not represent the amounts that the Named Executive Officers will actually realize from the awards.  Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.  Additional information on all outstanding restricted stock and stock option awards is reflected in the Fiscal 2015 Outstanding Equity Awards at Year-End table below.

The following table supplements the disclosure in the Summary Compensation Table with respect to stock awards made to the Named Executive Officers in fiscal 2015.

FISCAL 2015 GRANTS OF PLAN-BASED AWARDS

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Closing Price on Grant Date	Grant Date Fair Value of Stock and Option Awards (l)

Bruce S. Rosenbloom	7/25/2014	10,000	-	-	$14.04	$140,400

Mr. Akdag did not receive any restricted stock award in fiscal 2015.  Mr. Rosenbloom’s restricted stock award was granted on July 25, 2014, under the 2006 Employee Equity Compensation Restricted Stock Plan and the award vests one-third on the first, second, and third anniversaries of the grant date.  Our equity compensation plans are administered by the Compensation Committee. Restricted stock grants are made on an annual basis in amounts determined by the Compensation Committee. Restricted stock grants generally vest in equal installments over three years.

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The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers as of March 31, 2015, which consist of stock options and restricted stock awards.

FISCAL 2015 OUTSTANDING EQUITY AWARDS AT YEAR-END

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Menderes Akdag	-	-	$-	-	36,000	(1)	$594,720

Bruce S. Rosenbloom	-	-	-	-	3,334	(2)	55,078
	-	-	-	-	6,667	(3)	110,139
	-	-	-	-	10,000	(4)	165,200

(1)	These shares of restricted stock were granted on March 16, 2013. These shares vest on the third anniversary of the grant date.
(2)	These shares of restricted stock were granted on July 27, 2012. These shares vest on the third anniversary of the grant date.
(3)	These shares of restricted stock were granted on July 26, 2013. These shares vest on the second and third anniversaries of the grant date.
(4)	These shares of restricted stock were granted on July 25, 2014. These shares vest on the first, second, and third anniversaries of the grant date.

The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of common stock, as applicable, by $16.52, the closing price of common stock on March 31, 2015.  The Company cautions that the amounts reported in the 2015 Grants of Plan-Based Awards Table and the Fiscal 2015 Outstanding Equity Awards at Year-End Table for these stock-based awards reflect the grant date fair value and market value at March 31, 2015, and may not represent the amounts that the Named Executive Officers will actually realize from the awards.  Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.

The following table sets forth certain information regarding exercises of options and delivery of restricted stock upon the expiration of forfeiture (vesting) periods by each of our Named Executive Officers listed in the Summary Compensation Table, during fiscal 2015.

FISCAL 2015 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Menderes Akdag	-	$-	36,000	$566,640

Bruce S. Rosenbloom	-	-	10,000	139,667

 The value realized on the vesting of restricted stock for Mr. Akdag was determined by multiplying the 36,000 shares, acquired on vesting by $15.74, the closing price of the common stock at the vesting date, on March 16, 2015. The value realized on the vesting of restricted stock for Mr. Rosenbloom was determined by multiplying the 3,333 shares acquired on vesting by $14.04, the closing price of the Common Stock at the vesting date, on July 26, 2014, 3,333 shares acquired on vesting by $14.04, the closing price of the common stock at the vesting date, on July 27, 2014, and 3,334 shares acquired on vesting by $13.82, the closing price of the common stock at the vesting date, on July 29, 2014.

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 2015 PENSION BENEFITS AND DEFERRED COMPENSATION

The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

 Employment Agreement with Menderes Akdag, Chief Executive Officer and President

 On March 16, 2001, the Company entered into an employment agreement with its current Chief Executive Officer and President, Menderes Akdag.  Under the terms of this three-year agreement the Company paid Mr. Akdag an annual salary of $150,000 for the first six months of the agreement, and thereafter his annual salary was to be increased to $200,000.  The Company also granted Mr. Akdag options to purchase 750,000 shares of its common stock under the Company’s 1998 Stock Option Plan at an exercise price of $.32 per share, which vested at the rate of 187,500 options on each of March 16, 2001, 2002, 2003 and 2004.

On March 16, 2004, the Company amended Mr. Akdag’s existing employment agreement.  The amendments were as follows: the term of the agreement was for three years, commencing on March 16, 2004; Mr. Akdag’s salary was increased to $250,000 per year throughout the term of the agreement, and Mr. Akdag was granted 250,000 incentive stock options under the Company’s 1998 Stock Option Plan at an exercise price of $10.64 per share, which vested at the rate of 83,333 options on each of March 16, 2005 and 2006, and 83,334 options on March 16, 2007.  All other terms of Mr. Akdag’s original employment agreement remained in effect.

On February 27, 2007, the Company amended Mr. Akdag’s existing employment agreement.  The amendments were as follows: the term of the agreement was for three years, commencing on March 16, 2007; Mr. Akdag’s salary was increased to $450,000 per year throughout the term of the agreement, and Mr. Akdag was granted 90,000 shares of restricted stock in accordance with the Company’s 2006 Employee Equity Compensation Restricted Stock Plan.  All other terms of Mr. Akdag’s original employment agreement remained in effect.

On February 8, 2010, the Company amended Mr. Akdag’s existing employment agreement.  The amendments were as follows: the term of the agreement was for three years, commencing on March 16, 2010; Mr. Akdag’s salary was increased to $550,000 per year throughout the term of the agreement, and Mr. Akdag was granted 120,000 shares of restricted stock in accordance with the Company’s 2006 Employee Equity Compensation Restricted Stock Plan.  All other terms of Mr. Akdag’s original employment agreement remained in effect.

On January 25, 2013, the Company amended Mr. Akdag’s existing employment agreement.  The amendments were as follows: the term of the agreement was for three years, commencing on March 16, 2013; Mr. Akdag’s salary remained at $550,000 per year throughout the term of the agreement, and Mr. Akdag was granted 108,000 shares of restricted stock in accordance with the Company’s 2006 Employee Equity Compensation Restricted Stock Plan.  All other terms of Mr. Akdag’s original employment agreement remain in effect.

Potential Payments on Termination and/or Change in Control

This section describes the payment that may be made to Mr. Akdag upon termination or change in control of the Company, (as both are described in his original employment agreement) pursuant to the original employment agreement and amendments thereto, and to Bruce S. Rosenbloom, CFO, pursuant to conditions of his employment letter dated May 30, 2001.  The Company can terminate the employment of Mr. Akdag either upon mutual consent, for cause, or without cause.  If the Company should terminate Mr. Akdag’s employment agreement for cause, or if Mr. Akdag should terminate his employment agreement without “good reason” as described in the employment agreement, no severance benefits would be paid.  If the Company should terminate Mr. Akdag’s employment agreement without cause, the Company would be required to give Mr. Akdag three months’ notice and continue to compensate him under the terms of this employment agreement during those three months.  At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary ($550,000), and any previously granted but unvested restricted stock awards would immediately vest.  The employment agreement can be terminated upon the mutual consent of the parties, or upon 90 days’ notice by the Company during which time the Company would continue to compensate Mr. Akdag under the terms of his employment agreement.

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In the event that a Change in Control of the Company shall occur at any time during Mr. Akdag’s employment, he shall have the right to terminate his employment upon 30 days written notice given at any time within one (1) year after the occurrence of such event, and such termination of his employment due to a Change in Control shall be deemed to be a Termination by the Company Other than for Cause and the Company would be required to give Mr. Akdag three months’ notice and continue to compensate him under the terms of this employment agreement during those three months.  At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary (potential severance payment of $550,000), and any previously granted but unvested restricted stock awards would immediately vest.

The Company can terminate the employment of Mr. Rosenbloom either upon mutual consent, for cause, or without cause.  If the Company should terminate Mr. Rosenbloom’s employment without cause, the Company would be required to give Mr. Rosenbloom three months’ severance pay at his base salary (potential severance payment of $70,070), at the time of termination.

Non-Compete and Non-Disclosure Agreements

Both Mr. Akdag and Mr. Rosenbloom are parties to a Non-Disclosure, Non-Compete and Non-Solicitation Agreement with the Company.  Each executive agreed to keep in confidence any and all confidential business information the executive becomes aware of or learns or to which he has access during his employment with the Company which has not been publicly disclosed and is not a matter of common knowledge, both during and for two years after their employment.  Each executive also agreed that upon termination of employment, each will not, for a period of two (2) years after such termination, either directly or indirectly, as a principal, officer, director, proprietor, employee, contractor, partner, investor (apart from owning stock in any publicly traded corporation so long as such ownership does not exceed five percent (5%) of the total value of the outstanding stock of such corporation), advisor, agent, representative or other participant engage in any business that is in actual or prospective competition with the Company, solicit or otherwise attempt to induce or solicit, or in any other manner influence, any current or future employee or vendor of the Company to terminate or modify his/her/its relationship with the Company, or solicit or otherwise attempt to induce or solicit, or in any other manner influence, any customer or prospective customer of the Company.

DIRECTOR COMPENSATION

Each member of the Company’s Board of Directors who is not employed by the Company received an annual retainer of $30,000 in fiscal 2015, paid quarterly.  Additionally, upon initial election to the Board of Directors, each director not employed by the Company was granted 30,000 stock options, under the 1998 Stock Option Plan, to purchase the Company’s Common Stock, at an exercise price equal to the fair market value of the stock at the time of granting, with the options vesting equally over a three-year period.  In July 2006, August 2007, August 2008, July 2009, July 2010, July 2011, July 2012, July 2013 and July 2014, each director not employed by the Company was granted 5,000, 6,000, 6,000, 6,000, 7,500, 7,500, 7,500, 7,500, and 7,500 shares of restricted stock, respectively, in accordance with the Company’s 2006 Outside Director Equity Compensation Restricted Stock Plan.  The Company also pays the reasonable travel and accommodation expenses of directors in connection with their participation in meetings of the Board of Directors.  The following table summarizes the compensation earned by and paid to the Company’s non-employee directors for the fiscal year ended March 31, 2015:

FISCAL 2015 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Options Awards ($) (d)	All Other Compensation ($) (g)	Total ($) (h)

Frank J. Formica	$30,000	$104,750	$-	$-	$134,750
Gian M. Fulgoni	30,000	104,750	-	-	134,750
Ronald J. Korn	30,000	104,750	-	-	134,750
Robert C. Schweitzer	30,000	104,750	-	-	134,750

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The amounts reported in the Stock Awards column (column (c)) reflect the grant date fair value, associated with each Director’s award under the 2006 Outside Director Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).  For the fiscal year ended March 31, 2015 each Director was granted 7,500 restricted shares on July 25, 2014.

The amounts reported in the Option Awards column (column (d)) reflect the grant date fair value, associated with each Director’s award calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).  No stock option awards have been issued since 2005.

The Company cautions that the amounts reported in the 2015 Director Compensation table for these stock based awards reflect the vesting date fair value and may not represent the amounts that the Directors will actually realize from the awards.  Whether, and to what extent, a Director realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Director’s continued service on the Board.

2006 Restricted Stock Plans

At the Annual Meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan were approved by the stockholders. The purpose of the Employee Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company.  The Company expects that it will benefit from the added commitment which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company’s common stock.  All employees will be eligible to receive awards under the Employee Plan, which consist of grants of restricted stock. Awards may be made under the Employee Plan until July 28, 2016, and at the time of initial stockholder approval, the maximum number of shares of common stock that may be awarded pursuant to the Employee Plan was not in the aggregate to exceed 1,000,000 common shares.  At the 2012 Annual Meeting, the Company’s stockholders approved an amendment, as previously approved by the Board in May 2012, to the Employee Plan to provide for an automatic increase every year in the amount of shares available for issuance under the Employee Plan of 10% of the shares authorized under the Employee Plan. At March 31, 2015, the Company had 773,212 restricted common shares issued under the Employee Plan, all shares of which were issued subject to a restriction or forfeiture period which will lapse ratably on the first, second, and third anniversaries of the date of grant, and the fair value of which is being amortized over the three-year restriction period.

The purpose of the Director Plan is to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who are not employees or affiliates of PetMed Express, Inc. or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of PetMed Express, Inc.’s common stock, thereby increasing their proprietary interest in PetMed Express, Inc. and their identification with the interests of PetMed Express, Inc.’s stockholders.  Awards may be made under the Director Plan until July 28, 2016, and at the time of initial stockholder approval, the maximum number of shares of common stock that may be awarded under the Director Plan was not in the aggregate to exceed 200,000 shares.

At the 2012 Annual Meeting, the Company’s stockholders approved an amendment, as previously approved by the Board in May 2012, to the Director Plan to increase from 200,000 to 400,000 the number of shares of the Company’s common stock available for issuance under the Director Plan, and to provide for an automatic increase every year in the amount of shares available for issuance under the Director Plan of 10% of the shares authorized under the Director Plan.  At March 31, 2015, the Company had 242,000 restricted common shares issued under the Director Plan, all shares of which were issued subject to a restriction or forfeiture period which will lapse ratably on the first, second, and third anniversaries of the date of grant, and the fair value of which is being amortized over the three-year restriction period.

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Administration of Plans

 The Employee Plan is administered by the Company’s Compensation Committee, which has the sole authority to (i) designate participants in the Employee Plan, (ii) determine the number of shares to be covered by grants under the Employee Plan, (iii) determine the terms and conditions of any grant under the Employee Plan, (iv) interpret and administer the Employee Plan, (v) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Employee Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for administration of the Employee Plan.

The Director Plan is administered by the Company’s Board of Directors, which has the sole authority to (i) grant shares under the Director Plan, (ii) interpret and administer the Plan, (iii) determine the terms and conditions of any grant under the Director Plan, (iv) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Director Plan, and (v) make any other determination and take any other action that it deems necessary or desirable for administration of the Director Plan.

Awards and Vesting

The Compensation Committee has the authority to grant to Employee Plan participants awards of restricted stock that will be subject to such conditions, restrictions and contingencies as the Compensation Committee may impose.  Pursuant to the Employee Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant’s total and permanent disability or the participant’s death.

Except as otherwise determined by the Compensation Committee, upon termination of employment for any reason during the applicable restriction period, all shares subject to restrictions granted under the Employee Plan will be forfeited and reacquired by the company. The Board of Directors has the authority to grant to Director Plan participants awards of restricted stock.

Pursuant to the Director Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant’s total and permanent disability or the participant’s death.

Except as otherwise determined by the Board of Directors, if a participant shall cease to serve as an independent (outside) director for any reason during the applicable restriction period, all shares subject to restrictions granted under the Director Plan will be forfeited and reacquired by the company.

Pursuant to the Director Plan, each person who is an independent director, following an Annual Meeting each year will automatically be granted an award of 5,000 shares of Common Stock (subject to change with Board approval). The award amount was changed from 5,000 to 6,000 shares in August, 2007 and to 7,500 shares in July, 2010.  The grant date with respect to each such award will be the date on which the award is granted.

Escrow of Stock Certificates

Certificates representing the Restricted Stock will be registered in the name of the participant, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and PetMed Express, Inc. shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Rights with Respect to Shares

 During the period in which any shares of restricted stock granted under the Employee Plan or Director Plan are subject to any restrictions, the participant to whom such shares have been awarded will have all the rights of a shareholder with respect to such shares, including the right to vote such shares or the right to receive dividends on such shares.

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Restrictions and Adjustments

 Restricted stock grants under the Employee Plan and Director Plan may not be assigned, transferred or pledged by the participant, other than by will or the laws of descent and distribution (unless assigned or transferred to the company) prior to the time at which all applicable restrictions imposed under the terms of the relevant award have expired, lapsed, or have been waived or satisfied.

In the event of any change in the Company’s common stock by reason of recapitalization, merger, consolidation, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, (i) the numbers and class of shares covered by outstanding awards under the Employee Plan and Director Plan, and (ii) the aggregate number and class of shares available under the Employee Plan and Director Plan, would be adjusted by the Compensation Committee or Board of Directors, respectively. Any new, additional or different securities to which the participant is entitled with respect to an award by reason of such adjustment shall be deemed to be restricted stock and shall be subject to the same terms, conditions, and restrictions as the award so adjusted.

Change in Control

 Pursuant to the Employee Plan and Director Plan, unless an award agreement expressly provides otherwise, upon the effective date of a “change in control” of the Company, any restricted period imposed on an award would immediately terminate. For purposes of the Employee Plan and Director Plan, a “change in control” means the happening of any of the following events:

•	any individual, entity or group becomes the owner of 20% or more of the Company’s outstanding common shares;
•	there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company’s Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;
•	the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company’s common stock immediately before such transaction.

Amendment or Termination of Plan; Amendments to Awards

The Employee Plan may be amended, suspended, discontinued, or terminated by the Compensation Committee without the consent of any shareholder, plan participant, or other holder of an award under the Employee Plan, and the Director Plan may be amended, suspended, discontinued, or terminated by the Board of Directors without the consent of any shareholder, plan participant, or other holder of an award under the Director Plan.  However, without the approval of shareholders, no such amendment, suspension, discontinuation or termination may be made that would increase the total number of shares available for awards under the plans, extend the duration of the plans, or materially increase the benefits accruing to participants under the plans.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2015, Robert C. Schweitzer, Ronald J. Korn, Gian M. Fulgoni, and Frank J. Formica served on the Compensation Committee. None of our Compensation Committee members have ever been an officer or employee of the Company or of any of our subsidiaries and none of our executive officers have served on the Compensation Committee or Board of Directors of any Company of which any of our other directors is an executive officer.  Accordingly, insiders do not participate in compensation decisions.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to the Company than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party.  Our Board, by a vote of the disinterested directors, must approve all related party transactions that are recommended by the Audit Committee.  Since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the Board.

OTHER MATTERS

       Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the Board of Directors at the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

A copy of our Annual Report on Form 10-K for the year ended March 31, 2015, exclusive of certain exhibits filed with the Securities and Exchange Commission, accompanies this Proxy Statement.  These exhibits, as well as our interim quarterly reports on Form 10-Q, are available to the public free of charge over the internet at our website at www.1800petmeds.com or at the SEC’s web site at www.sec.gov, or upon written request to the Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069 or by contacting Investor Relations at 1-800-738-6337.  Our SEC filings are available through our website as soon as reasonably practicable after we have electronically filed or furnished them to the SEC.  The information on our website is not a part of this Proxy Statement.

By Order of the Board of Directors,

Pompano Beach, Florida	MENDERES AKDAG
June 12, 2015	Chief Executive Officer, President, Director

36

EXHIBIT A

PETMED EXPRESS, INC.
2015 EMPLOYEE EQUITY COMPENSATION
RESTRICTED STOCK PLAN

 1. PURPOSE OF PLAN

The purpose of the PetMed Express, Inc. 2015 Restricted Stock Plan (the “2015 Plan”), which is being established by PetMed Express, Inc. on behalf of itself, its subsidiaries and affiliates  (collectively, the “Company”), is to secure  and  retain  employees of outstanding  ability and to provide  additional  motivation to such employees  to exert their best efforts on behalf of the Company.  The Company expects that it will benefit from the added commitment which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company’s Common Stock.

2. STOCK SUBJECT TO THE 2015 PLAN

     The shares that may be awarded under the 2015 Plan (without payment by participants) shall be the common stock, par value $.001 per share, of the Company (“Common Stock”), and shall be authorized, but un-issued, shares.  The maximum number of shares of Common Stock that may be awarded hereunder (subject to any adjustments as provided below) shall not in the aggregate exceed 1,200,000 shares.  Shares of Common Stock forfeited as a result of a participant’s termination of employment shall again become available for award under the 2015 Plan.  The number of shares of Common Stock available for issuance under the 2015 Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2015 Plan, by an amount equal to ten percent (10%) of the total number of shares of Common Stock authorized under the 2015 Plan.

3. ADMINISTRATION

     The 2015 Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors, each of whom is a “non-employee director” as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.  No member of the Committee shall be eligible to participate in the 2015 Plan.

     The Committee shall have the sole authority to (i) award shares of Common Stock (“Restricted Stock”) under the 2015 Plan; (ii) consistent with the 2015 Plan, determine the provisions of the shares to be awarded, the restrictions and other terms and conditions applicable to each award of shares under the 2015 Plan;  (iii) interpret the 2015 Plan, the instruments evidencing the restrictions imposed upon stock awarded under the 2015 Plan and the shares awarded under the 2015 Plan;  (iv) adopt, amend and rescind rules and regulations for the administration of the 2015 Plan; and (v) generally administer the 2015 Plan and make all determinations in connection therewith which may be necessary or advisable, and all such  actions of the Committee shall be binding  upon all  participants.  Committee decisions and selections shall be made by a majority of its members present at the meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.

4. ELIGIBILITY

     All employees, including officers, of the Company who are, from time to time, responsible for the management, growth and protection of the business of the Company shall be eligible for awards of stock under the 2015 Plan. No member of the Board of Directors of the Company shall be eligible to participate in the 2015 Plan unless such director is also an employee of the Company. The employees who shall receive awards under the 2015 Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be awarded to each such employee selected.  The Committee may, within the terms of the 2015 Plan, be selective and non-uniform with respect to its determination of the amount of awards and the eligible employees to whom such awards are made.

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5. RIGHTS WITH RESPECT TO SHARES

A participant to whom an award of Restricted Stock has been made under the 2015 Plan will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive, subject to the following sentence, such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of the Company’s stockholders. As a condition to the grant of the award under the 2015 Plan, and without limiting the provisions of Section 7(b) hereof, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant’s right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

6. INVESTMENT REPRESENTATION

If the shares of Common Stock that have been awarded to an employee pursuant to the terms of the 2015 Plan are not registered under the Securities Act of 1933, as amended, pursuant to an exemption from registration, such employee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such employee pursuant to the 2015 Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and (ii) that such employee has acquired such shares of Common Stock for the participant’s own account and not with a view to the distribution thereof.

7. RESTRICTIONS

(a) Terms, Conditions and Restrictions. In addition to such other terms, conditions and restrictions as may be imposed by the Committee and contained in the instrument under which awards of Common Stock are made pursuant to the 2015 Plan, (i) no Common  Stock so awarded  shall be  restricted  for a period  (the “Restriction  Period”) of less  than one year or more  than  ten  years  unless otherwise  specified by the Committee;  and (ii) except as provided in paragraph (e) below, the recipient of the award shall remain in the employ of the Company during the Restriction Period or otherwise forfeit all right, title and interest in and to the shares subject to such restrictions.

(b) Transferability Restriction.  No share awarded under the 2015 Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

(c) Agreements; Stock Legend. As a condition to the grant of an award under the 2015 Plan, each eligible employee selected to participate shall execute and deliver to the Company an agreement in form and substance satisfactory to the Committee reflecting the conditions and restrictions imposed upon the Common Stock awarded.  Certificates for shares of Common Stock delivered pursuant to such awards may, if the Committee so determines, bear a legend referring to the restrictions and the instruments to which such awards are subject.

(d) Additional Conditions. In the agreements evidencing awards or otherwise, the Committee may impose such other and additional terms, conditions and restrictions  upon  the  award  as it,  in  its  discretion,  deems  appropriate including,  without limitation,  that the Company shall have the right to deduct from payments of any kind due to the participant, any federal, state or local taxes of any kind  required  by law to be withheld  with  respect to the shares awarded.

(e) Lapse of Restrictions. The restrictions imposed under paragraph (a) above shall terminate with respect to the shares of Common Stock to which they apply on the earliest to occur of the following, unless otherwise specified by the Committee:

(i)	the expiration of the Restriction Period;
(ii)	the participant’s total and permanent disability; or
(iii)	the participant’s death.

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Certificates for shares of Common Stock with respect to which restrictions have lapsed as provided above shall, upon lapse thereof, be released from escrow and delivered to the participant or, in the event of participant’s death, to participant’s personal representative.  Any stock legend referring to the restrictions imposed hereunder shall thereupon be removed.

(f) Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise, any Restriction Period and restrictions imposed on Restricted Stock shall terminate.

For purposes of the 2015 Plan, a “Change in Control” of the Company shall be deemed to have occurred if:

     (a)  any person,  as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company’s outstanding Common Stock;

     (b) there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company’s Board of Directors prior to such change do not constitute a majority of the  directors  after giving effect to all changes during such two-year period unless the election, or the nomination for election by  the Company’s stockholders, of each new director was approved by a vote of at least  two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (c)  the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company’s Common Stock immediately before such transaction.

     In  addition,  if the  Company  enters  into  an  agreement  or  series  of agreements  or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and the employment of a participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such  resolution  then,  upon the occurrence of any of the events  described  above, a Change in Control shall be deemed to have retroactively  occurred  on the date of  entering  into of the earliest of such agreements or the adoption of such  resolution and the participants shall be entitled to the delivery as of such date of any forfeited Restricted Stock.

8. MISCELLANEOUS

(a) No Right to Receive Award.  Nothing in the 2015 Plan shall be construed to give any employee of the Company any right to receive an award under the 2015 Plan.

(b) Additional Shares Received With Respect to Restricted Stock. Any shares of Common Stock or other securities of the Company received by an employee as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock received pursuant to an award hereunder shall have the same status, be subject to the same restrictions and bear the same legend, if any, as the shares received pursuant to the original award.

(c) Certificates for Shares.  Shares of Restricted Stock granted under the 2015 Plan shall be evidenced by certificates. Certificates representing the Restricted Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares and the Company shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

(d) No Effect on Employment Rights.  Nothing in the 2015 Plan or in the instruments evidencing the grant of an award hereunder shall in any manner be construed to limit in any way the right of the Company or a subsidiary to terminate an employee’s employment at any time, or give any right to an employee to remain employed by the Company.

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(e) Governing Law.  All provisions of the 2015 Plan shall be construed in accordance with the laws of Florida except to the extent preempted by federal law.

(f) No Restriction on Corporate Action.  Nothing contained in the 2015 Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in the best interest, whether or not such action would have an adverse effect on the 2015 Plan or any shares of Common Stock granted under the 2015 Plan.  No employee, non-employee director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

9. EFFECTIVE DATE OF 2015 PLAN

The 2015 Plan shall become effective when approved by the Shareholders of the Company.

10. AMENDMENTS

The Committee may amend or terminate the 2015 Plan without shareholder approval unless shareholder approval is required by any federal or state law or regulation or the rules of The Nasdaq Stock Market. The Committee shall not have the right to amend the 2015 Plan to:

(i)	except as provided in paragraph 8(b) of the 2015 Plan, increase the maximum number of shares reserved for purposes of the 2015 Plan;

(ii)	extend the duration of the 2015 Plan; or

(iii)	materially increase the benefits accruing to participants under the 2015 Plan.

Any amendment or alteration which impairs the rights of any participant during the Restriction Period is not effective unless written consent from the participant is obtained.

11. DURATION AND TERMINATION

This 2015 Plan shall terminate, and no further stock shall be awarded hereunder, after July 24, 2025. In addition, the Committee may terminate the 2015 Plan at any time prior thereto.  The termination of this 2015 Plan shall not, however, affect any restriction previously imposed or restricted stock awarded pursuant to this 2015 Plan.

12. COMPLIANCE WITH SECTION 16(B)

The 2015 Plan is intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.  All transactions involving the Company’s executive officers are subject to such conditions, regardless of whether the conditions are expressly set forth in the 2015 Plan.  Any provision of the 2015 Plan that is contrary to a condition of Rule 16b-3 shall not apply to executive officers of the Company.

40

EXHIBIT B

PETMED EXPRESS, INC.
2015 OUTSIDE DIRECTOR EQUITY COMPENSATION
RESTRICTED STOCK PLAN

1. PURPOSE OF PLAN

     The PetMed Express, Inc. 2015 Outside Director Restricted Stock Award Plan (the “2015 Plan”) is established by PetMed Express, Inc. (“PetMed” or the “Company”) to attract, retain and compensate highly qualified individuals who are not employees or affiliates of PetMed or any of its subsidiaries, to serve as members of the Company’s Board of Directors (the “Board of Directors”), and to enable them to increase their ownership of PetMed’s Common Stock, thereby increasing their proprietary interest in PetMed and their identification with the interests of PetMed’s stockholders.

2. STOCK SUBJECT TO THE 2015 PLAN

     The shares that may be awarded under the 2015 Plan (without payment by participants) shall be the common stock, par value $.001 per share, of the Company (“Common Stock”), and shall be authorized, but un-issued, shares.  The maximum number of shares of Common Stock that may be awarded hereunder (subject to any adjustments as provided below) shall not in the aggregate exceed 400,000 shares.  Shares of Common Stock forfeited as a result of a participant’s termination of service as a director shall again become available for award under the 2015 Plan. The number of shares of Common Stock available for issuance under the 2015 Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2015 Plan by an amount equal to ten percent (10%) of the total number of shares of Common Stock authorized under the 2015 Plan.

3. ADMINISTRATION

     The Plan shall be administered by the Board of Directors (“Board”). The Board shall have the sole authority to (i) award shares of Common Stock (“Restricted Stock”) under the 2015 Plan; (ii) interpret the Plan, the instruments evidencing the restrictions imposed upon shares of Common Stock with respect to which Restricted Stock Awards are awarded under the Plan; (iii) adopt, amend and rescind rules and regulations for the administration of the Plan; and (iv) administer the Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Board shall be binding upon all participants.

(a)	Initial Grants. Each person who is an Outside Director as of July 24, 2015 will automatically be granted, as of the date on which stockholder approval of the Plan is obtained, a Restricted Stock Award of 7,500 shares of Common Stock, and the Grant Date with respect to such initial Restricted Stock Awards will be the date on which stockholder approval of the Plan is obtained.

(b)	Annual Grants. Thereafter, each person who is an Outside Director following an annual meeting of Stockholders each year will automatically be granted a Restricted Stock Award of 7,500 shares of Common Stock (subject to change with Board approval), and the Grant Date with respect to each such Restricted Stock Awards will be the date on which the award is granted.

4. ELIGIBILITY

     Each “Outside Director” of PetMed shall be a participant in the Plan. For purposes of the Plan, an “Outside Director” is any member of PetMed’s Board of Directors who, as of the close of business on the date of the annual meeting of PetMed’s stockholders, meets the definition of “Non-Employee Director” as set forth in Rule 16b-3(b)(3)(i) adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

41

5. RIGHTS WITH RESPECT TO SHARES

A participant to whom an award of Restricted Stock has been made under the 2015 Plan will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive, subject to the following sentence, such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of the Company’s stockholders. As a condition to the grant of the award under the 2015 Plan, and without limiting the provisions of Section 7(b) hereof, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant’s right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

 6. INVESTMENT REPRESENTATION

If the shares of Common Stock underlying the Restricted Stock Award granted to a participant pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption from registration , such participant shall be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, and (ii) that such participant has acquired such shares of Common Stock for the participant’s own account and not with a view to the distribution thereof.

7. RESTRICTIONS

(a) Terms, Conditions and Restrictions.  In addition to such other terms, conditions and  restrictions as may be imposed by the Board and contained in the instrument under which awards of Common Stock are made pursuant to the 2015 Plan, (i) no Common  Stock so awarded  shall be  restricted  for a period  (the “Restriction  Period”) of less than one year or more than ten years unless otherwise specified by the Board; and (ii) except as provided in paragraph (e) below, the recipient of the award shall serve as an outside director during the Restriction Period or otherwise forfeit all right, title and interest in and to the shares subject to such restrictions.

(b) Transferability Restriction.  No share awarded under the 2015 Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

(c) Agreements; Stock Legend. As a condition to the grant of an award under the 2015 Plan, all outside directors shall execute and deliver to the Company an agreement in form and substance satisfactory to the Board reflecting the conditions and restrictions imposed upon the Common Stock awarded.  Certificates for shares of Common Stock delivered pursuant to such awards may, if the Board so determines, bear a legend referring to the restrictions and the instruments to which such awards are subject.

(d) Additional Conditions. In the agreements evidencing awards or otherwise, the Board may impose such other and additional terms, conditions and restrictions upon the award as it, in its discretion, deems appropriate including, without limitation, that the Company shall have the right to deduct from payments of any kind due to the participant any federal, state or local taxes of any kind required by law to be withheld with respect to the shares awarded.

(e) Lapse of Restrictions.  The restrictions imposed under paragraph (a) above shall terminate with respect to the shares of Common Stock to which they apply on the earliest to occur of the following, unless otherwise specified by the Board:

(i)	the expiration of the Restriction Period;
(ii)	the participant’s total and permanent disability; or
(iii)	the participant’s death.

42

Certificates for shares of Common Stock with respect to which restrictions have lapsed as provided above shall, upon lapse thereof, be released from escrow and delivered to the participant or, in the event of participant’s death, to participant’s personal representative.  Any stock legend referring to the restrictions imposed hereunder shall thereupon be removed.

(f) Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Board shall determine otherwise, any Restriction Period and restrictions imposed on Restricted Stock shall terminate.

For purposes of the 2015 Plan, a “Change in Control” of the Company shall be deemed to have occurred if:

     (a)  any person,  as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company’s outstanding Common Stock;

     (b) there occurs within any period of two consecutive years any change in  the directors of the Company  such that the members of the Company’s Board of Directors prior to such change do not constitute a majority of the  directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least  two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (c)  the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company’s Common Stock immediately before such transaction.

     In addition, if the Company enters into an agreement or series of agreements or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and the services of a participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such resolution then, upon the occurrence of any of the events described  above, a Change in Control shall be deemed to have retroactively occurred on the date of entering  into of the earliest of such agreements or the adoption of such  resolution and the participant shall be entitled to the delivery as of such date of any forfeited Restricted Stock.

8. MISCELLANEOUS

(a) No Right to Receive Award.  Nothing in the 2015 Plan shall be construed to give any outside director any right to receive an award under the 2015 Plan.

(b) Additional Shares Received With Respect to Restricted Stock. Any shares of Common Stock or other securities of the Company received by an outside director as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock received pursuant to an award hereunder shall have the same status, be subject to the same restrictions and bear the same legend, if any, as the shares received pursuant to the original award.

(c) Certificates for Shares.  Shares of Restricted Stock granted under the 2015 Plan shall be evidenced by certificates. Certificates representing the Restricted Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares and the Company shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

(d) Governing Law.  All provisions of the 2015 Plan shall be construed in accordance with the laws of Florida except to the extent preempted by federal law.

43

(e) No Restriction on Corporate Action.  Nothing contained in the 2015 Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in the best interest, whether or not such action would have an adverse effect on the 2015 Plan or any shares of Common Stock granted under the 2015 Plan.  No employee, outside director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

9. EFFECTIVE DATE OF 2015 PLAN

The 2015 Plan shall become effective when approved by the Shareholders of the Company.

10. AMENDMENTS

The Board may amend or terminate the 2015 Plan without shareholder approval unless shareholder approval is required by any federal or state law or regulation or the rules of The Nasdaq Stock Market. The Board shall not have the right to amend the 2015 Plan to:

        (i)    except as provided in paragraph 8(b) of the 2015 Plan, increase the maximum number of shares reserved for purposes of the 2015 Plan;

        (ii)   extend the duration of the 2015 Plan; or

       (iii)   materially increase the benefits  accruing to participants under the 2015 Plan.

Any amendment or alteration which impairs the rights of any participant during the Restriction Period is not effective unless written consent from the participant is obtained.

11. DURATION AND TERMINATION

This 2015 Plan shall terminate, and no further stock shall be awarded hereunder, after July 24, 2025. In addition, the Board may terminate the 2015 Plan at any time prior thereto.  The termination of this 2015 Plan shall not, however, affect any restriction previously imposed or restricted stock awarded pursuant to this 2015 Plan.

12. COMPLIANCE WITH SECTION 16(B)

The 2015 Plan is intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.  All transactions involving the Company’s executive officers are subject to such conditions, regardless of whether the conditions are expressly set forth in the 2015 Plan.  Any provision of the 2015 Plan that is contrary to a condition of Rule 16b-3 shall not apply to executive officers of the Company.

44

PETMED EXPRESS, INC.

Proxy Solicited on behalf of the Board of Directors of PetMed Express, Inc.

The undersigned hereby appoints Bruce S. Rosenbloom and Alison Berges, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned’s shares of PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, July 24, 2015, at 1:00 P.M. Eastern Time, at The Westin Fort Lauderdale, Fort Lauderdale, Florida, 33334 and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed hereof by the Stockholder.

If no direction is made, this proxy will be voted FOR all nominees listed, and items 2 - 5.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

To include any comments, please mark this box.	☐
To change your address, please mark this box.	☐

▲ FOLD AND DETACH HERE ▲

PETMED EXPRESS, INC. ADMISSION TICKET

2015 ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, JULY 24, 2015 AT 1:00 P.M. ET

TO BE HELD AT THE WESTIN FORT LAUDERDALE,

400 CORPORATE DRIVE, FORT LAUDERDALE, FL 33334

THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders to be held July 24, 2015. This Proxy Statement and our

2015 Annual Report to Stockholders are available at:

http://viewproxy.com/1800petmeds/2015

The Board of Directors unanimously recommends a vote “FOR” all items.				Votes must be indicated (x) in Black or Blue Ink. ☒

					FOR	AGAINST	ABSTAIN
1. To elect five (5) Directors to the Board of Directors:			2.	An advisory (non-binding) vote on executive compensation:	☐	☐	☐
FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	*EXCEPTIONS ☐	3.	To ratify the appointment of McGladrey LLP as the independent registered public accounting firm for the Company to serve for the 2016 fiscal year:	☐	☐	☐
Nominees: 01 Menderes Akdag, 02 Frank J. Formica, 03 Gian M. Fulgoni, 04 Ronald J. Korn, and 05 Robert C. Schweitzer			4.	To approve the PetMed Express, Inc. 2015 Employee Equity Compensation Restricted Stock Plan:	☐	☐	☐
Instructions: To withhold authority to vote for any individual nominee, mark the “*EXCEPTIONS” box and write that nominee’s name in the space provided below.			5.	To approve the PetMed Express, Inc. 2015 Outside Director Equity Compensation Restricted Stock Plan:	☐	☐	☐

*EXCEPTIONS

				I plan on attending the meeting ☐
DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)
				Dated:			, 2015

				Signature
CONTROL NUMBER
				Signature
				The signature of this Proxy should correspond exactly with the stockholder’s name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

▲ FOLD AND DETACH HERE ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.cesvote.com	Call 1 (888) 693-8683
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.